EXHIBIT 10.44

Irrevocable Trust Agreement Number F/00098

between

Servicios Financieros Navistar, S.A. de C.V.,
Sociedad Financiera de Objeto Limitado

as the Trustor

and

Banco J.P. Morgan S.A., Institucion de Banca Multiple,
J.P. Morgan Grupo Financiero, Division Fiduciaria

as the Trustee

November 30, 2004

EXHIBIT 10.44 (continued)

CONTENTS
BACKGROUND
DECLARATIONS
CLAUSES
FIRST. Defined Terms	E-18
SECOND. Constitution	E-28
THIRD. Parties and Beneficiaries of the Trust	E-28
FOURTH. Purposes of the Trust	E-30
FIFTH. Acceptance	E-32
SIXTH. Trust Assets	E-32
SEVENTH. Operation of the Trust	E-32
EIGHTH. Transfers of Loans	E-34
NINTH. Substitution, Repurchase or Acquisition of Loans	E-36
TENTH. Issuance and Placement of Securities	E-38
ELEVENTH. Proceeds from Securities Certificates Placements	E-39
TWELFTH. Administration of Loans; Deposit of Loan Documents	E-40
THIRTEENTH. Opening of Collection Accounts	E-41
FOURTEENTH. Collection Accounts	E-42
FIFTEENTH. Establishment of Common Funds	E-43
SIXTEENTH. Opening of Operative Accounts	E-43
SEVENTEENTH. Initial Funding of Operative Accounts	E-44
EIGHTEENTH. General Account	E-44
NINETEENTH. Administration of Operative Accounts	E-45
TWENTIETH. Issue Maintenance Expense Account	E-47
TWENTY-FIRST. Interest Payment Account	E-48
TWENTY-SECOND. Principal Payment Account	E-49
TWENTY-THIRD. Reserve Account "A"	E-50
TWENTY-FOURTH. Reserve Account "B"	E-51
TWENTY-FIFTH. Subordinate Payment Account	E-51
TWENTY-SIXTH. Revolving Account	E-52
TWENTY-SEVENTH. Deposit Account	E-53
TWENTY-EIGHTH. Holders of Securities; Guarantor	E-54
TWENTY-NINTH. Powers and Obligations of the Trustee; Defense of Trust Assets	E-54
THIRTIETH. Trustee’s Obligations to Report; Access to Information	E-56
THIRTY-FIRST. Loan Reviews	E-59
THIRTY-SECOND. Powers and Obligations of the Common Representative	E-59
THIRTY-THIRD. The Technical Committee	E-59
THIRTY-FOURTH. Appraisal	E-61
THIRTY-FIFTH. Fees	E-61
THIRTY-SIXTH. Expenses	E-62
THIRTY-SEVENTH. Indemnity	E-62
THIRTY-EIGHTH. Amendments	E-63
THIRTY-NINTH. Notices	E-63
FORTIETH. Duration, Irrevocability and Termination	E-65
FORTY-FIRST. Loan Repurchase and Reversion	E-65
FORTY-SECOND. Assignment	E-65
FORTY-THIRD. Dismissal and Resignation of the Trustee	E-66
FORTY-FOURTH. Fiscal Responsibility	E-67
FORTY-FIFTH. Nature of the Trust	E-67
FORTY-SIXTH. Clause Titles	E-67
FORTY-SEVENTH. Applicable Law; Jurisdiction	E-67
ANNEXES	E-68

EXHIBIT 10.44 (continued)

IRREVOCABLE TRUST AGREEMENT NUMBER F/00098 EXECUTED BY AND BETWEEN SERVICIOS FINANCIEROS NAVISTAR, S.A. DE C.V., SOCIEDAD FINANCIERA DE OBJETO LIMITADO, AS THE TRUSTOR, (THE "TRUSTOR") REPRESENTED BY JANET LYNN FILIPIAK AND JOSÉ ALFREDO CHACON PEREZ, AND BANCO J.P. MORGAN S.A., INSTITUCION DE BANCA MULTIPLE, J.P. MORGAN GRUPO FINANCIERO, DIVISION FIDUCIARIA, AS THE TRUSTEE (THE "TRUSTEE"), REPRESENTED BY HECTOR LOYO URRETA, PURSUANT TO THE FOLLOWING BACKGROUND, DECLARATIONS AND CLAUSES.

BACKGROUND

I.
The parties wish to implement a securitization mechanism for Loans (as said item is defined below), by a fiduciary assignment by the Trustor in favor of the Trustee of the rights and obligations under the corresponding Loan Agreements and, if applicable, Insurance Policies (as defined below) and the endorsement of the respective Notes (as defined below) subject to the terms and conditions established in this Agreement and in the respective Trust Transfer Agreements (as defined below).

II.
The principal purpose of the Trust (as defined below) will be, following an acquisition by the Trustee of Loan Packages (as defined below), (i) to issue Securities (as defined below) with the characteristics indicated in this Agreement, and which will be indicated in the respective Characteristics Letters (as defined below) in one or various issues (as defined below), (ii) to deliver to the Trustor all or part of the proceeds from the placement of the Securities and/or any other consideration agreed on in exchange for the Loan Package assigned by the Trustor to the Trustee, (iii) in the event that the respective Characteristics Letter so stipulates, the acquisition of Additional Loans (as defined below) during the respective Revolving Period (as defined below), and (iv) to pay with any funds that form part of the Trust Assets (as defined below) and that correspond to the Securitization Transaction (as defined below) the interest and principal and any other amounts payable under the Securities issued.

III.
This Trust may carry out one or more Securitization Transactions, that is, it may acquire one or more Loan Packages and on the basis of each one of said Loan Packages, may issue Securities in one or several issues. For this purpose the Trust Assets will be divided in as many Common Funds (as defined below) as Loan Packages are pledged in Trust. With respect to the foregoing, a Common Fund as specified below will correspond to each Issue.

DECLARATIONS

I.	The Trustor, through its representative, declares that:

(a)
It is a variable capital stock company legally incorporated under the laws of the United Mexican States ("Mexico") and empowered to enter into this Agreement. Copies of the official document containing the articles of incorporation of the Trustor and its current by-laws are attached to this Agreement as Annex "A";

(b)
It has been authorized by the Ministry of Finance and Public Credit to incorporate and operate as a limited purpose financial company. A copy of the official action, which evidences said authorization is attached to this Agreement as Annex "B",

(c)	It wishes to constitute this Trust in order to implement a securitization mechanism for Loans;

(d)
In addition to executing this Trust Agreement, and in order to implement the above-mentioned securitization mechanism, to carry out each Securitization Transaction under this Trust it will execute with the Trustee, (i) one or more Trust Transfer Agreements, according to which it will pledge a Loan Package to the Trust and (ii) in the event that in accordance with the terms of said Securitization Transaction it will take on the administration of the corresponding Loans, an Administration Agreement, (as defined below) according to the terms of which it will assume the Administration of the Loans corresponding to said Securitization Transaction. Said agreements will be executed substantially in the same terms and with the

EXHIBIT 10.44 (continued)

same background data, declarations and clauses as contained in the samples of a Trust Transfer Agreement and Administration Agreement which are attached hereto as Annex "C" and Annex "D" respectively.

(e)
Each Securitization Transaction and the respective Issue of Securities effected under this Trust will have the characteristics established in this Trust, as well as those described in a Characteristics Letter in which the Trustor, with the support of an Underwriter (as defined below) establish the respective terms and conditions. Said document will contain such information and will be drawn up in accordance with the sample which is attached hereto as Annex "E", without prejudice, in such case, to including additional information or omitting certain information required in said Annex when so required by the particular Securitization Transaction;

(f)
The signing of this Agreement and fulfillment of the obligations hereunder do not constitute a default on the part of the Trustor, nor do they contravene the terms of (i) its by-laws, (ii) any agreement, contract, instrument, security or certificate executed or subscribed by the Trustor, including obligations to forbear contained in credit agreements to which it is a party, (iii) any law, regulation, circular or rule applicable to the Trustor or to its assets; or (iv) any judicial, arbitration or administrative resolution applicable to the Trustor.

(g)
It has obtained and they continue in force, all the consents, permits and authorizations, both from the government and of any other type, that are required according to applicable laws, in order to execute this Agreement and comply with the obligations hereunder, and it agrees to participate as the Trustor and Beneficiary under the terms of this Agreement;

(h)	This Agreement constitutes a valid and demandable obligation against the Trustor, in accordance with its terms; and

(i)
Its representative has sufficient powers to execute this Agreement on its behalf and in its representation, and said powers have not been modified, revoked or limited in any manner, and he is fully qualified in accordance with the laws to undertake it under the terms of this Agreement. A copy of the official document that contains the powers granted to its representative is attached hereto as Annex "F".

II.	The Trustee through its representative declares that:

(a)
It is a full-service banking institution legally incorporated under the laws of Mexico, empowered to execute this Agreement and assume obligations in accordance with Agreement terms. A copy of the official document that contains the articles of incorporation of the Trustee and its current by-laws are attached hereto as Annex "G"

(b)	It has been authorized by the Ministry of Finance and Public Credit to incorporate and operate as a multiple banking institution and to execute trust transactions as Trustee;

(c)
It wishes to enter into this Agreement and accept its designation as trustee to carry out each and every one of the acts necessary or appropriate to accomplish the purposes of this Trust and fulfill its obligations under its terms; and

(d)
The signing of this Agreement and fulfillment of the obligations hereunder do not constitute a default on the part of the Trustee to comply with nor do they contravene the terms of (i) its by-laws, (ii) any agreement, contract, instrument, security or certificate executed or subscribed by the Trustee, (iii) any law, regulation, circular or rule applicable to the Trustee; or (iv) any judicial, arbitration or administrative resolution applicable to the Trustee.

(e)
It has obtained all the agreements, permits and authorizations, be they governmental or of any other kind, required by the terms of applicable laws to sign this Agreement and to fulfill its obligations hereunder;

(f)	This Agreement constitutes a valid and demandable obligation against the Trustee, in accordance with its terms;

EXHIBIT 10.44 (continued)

(g)
Without detriment to the provisions of the preceding declaration, it has obtained authorization from Banco de Mexico in the terms of Circular 2019/95 of said institution for the signing of this Agreement, as recorded in the official letter attached to this Agreement as Annex "H"; and

(h)
Its representative has sufficient powers to enter into this Agreement on its behalf and in its representation, and said powers have not been modified, revoked or limited in any way, and he has full legal capacity to undertake it under the terms of this Agreement. A copy of the official document containing the powers granted to its representative is attached to this Agreement as Annex "I".

III.
Through their representatives, the parties declare that pursuant to the provisions of Article 106, Section XIX, subparagraph b) of the LIC, (as defined below), the Trustee unequivocally explained to the Trustor, and the Trustor acknowledges that the value and legal consequences of said precept were explained; said Article reads as follows:

Article 106.- Credit Institutions shall be prohibited from.XIX.- In carrying out the transactions referred to in Section XV of Article 46 of this Law...

(b) Being responsible to trustors, mandate principals or commission principals for a default of debtors in relation to the loans granted, or of issuers in relation to the securities acquired, unless the credit institutions are at fault, as stipulated in the last part of Article 391 of the General Law of Negotiable Instruments and Credit Transactions, or they guarantee a yield from the funds which they have been requested to invest.

If at the conclusion of the Trust, mandate or commission constituted for the granting of loans, the loans have not been paid in full by the debtors, the institution shall transfer them to the Trustor or beneficiary, as the case may be, or to the principal, and shall refrain from paying them.

Trust, mandate or commission agreements shall include the provisions of this subparagraph, as well as a statement from the Trustee to the effect that it unequivocally informed the persons from whom it received assets or rights for contributions to the Trust of the content of said paragraphs.

On the basis of the above Background Data and Declarations, the parties hereto agree to be subject to the provisions to which they have mutually agreed, contained in the following:

CLAUSES

FIRST. Defined Terms.
As used herein, the terms set forth below will have the following meanings, (which will equally apply to the singular and plural of said terms):

"Administrator"
The company to which the administration of the Loans corresponding to a specific Securitization Transaction under the terms of an Administration Agreement is assigned, provided that unless something different is determined for a particular Securitization Transaction or so long as it is not substituted under the terms of an Administration Agreement, the Administrator of all the Securitization Transactions carried out under this Trust will be SFN.

"Substitute Administrator"
The company that assumes the administration of the Loans corresponding to a particular Securitization Transaction under the terms of the Administration Agreement corresponding to said Securitization Transaction, in the event that a Substitution Event has taken place (as defined below).

"Rating Agencies"	Standard & Poor’s S. A. de C. V. and/or Fitch Mexico S. A. de C. V. and/or Moody’s de Mexico, S. A. de C. V., their affiliates, successors or assigns, or any others that substitute for them.

EXHIBIT 10.44 (continued)

"Advances"
Amounts in cash that SFN may, but is not required, to pay on account of any Borrower under the respective Loan Agreement, which will be credited with respect to amounts owed by said Borrower (only for purposes of the respective Securitization Transaction and without affecting or redicomg the Borrower’s obligations), and which SFN may recover once the respective Borrower makes the payment previously paid in advance by SFN.

"Attorney-in-Fact"	Any third party to whom the Trustee grants a power of attorney to represent it, under the terms of clause 29 of this Agreement.

"External Credit Backing"
Regarding any Securitization Transaction, any real or personal guarantee, insurance policy, letter of credit or any similar obligation indicated in the Characteristics Letter and in the corresponding Issue Documents, contracted for the purpose of guaranteeing, assuring or increasing the probabilities of payment of interest, principal and any other amounts payable under the Securities Certificates.

"Internal Credit Support"
With regard to any Securitization Transaction, any characteristic of said Securitization Transaction intended to increase the probabilities of payment of interest, principal and any other amounts payable under the Securities Certificates, including the establishment of reserves, maintenance of income and subordinate series of Securities Certificates.

"Insurance Companies"	The insurance institutions with which the Borrower or the Trustor, as applicable, has contracted Insurance for a Loan.

"Auditor"	Galaz, Yamazaki, Ruiz Urquiza, S.C. (Deloitte & Touche), their successors, assignees or grantees, or any other firm of independent accountants that replaces them.

"Notice of Placement"	The notice of placement (or other similar notice) published in connection with the Securities Certificates issued under the Program.

"BMV"	La Bolsa Mexicana de Valores, S.A. de C.V. [The Mexican Stock Exchange]

"Characteristics Letter"
The document that contains, with respect to a Securitization Transaction, the terms and conditions of the Securitization Transaction and the issue of Securities Certificates effected thereunder in accordance with the provisions contained in the Seventh and Tenth Clauses, among others, hereof .

"Certification of Loans"	The certification that must accompany each notice of a transaction and which will contain the information mentioned in the Eighth Clause of this Agreement.

"Securities Certificates"
The Credit Instruments called Securities Certificates contemplated by the LMV which the Trustee will issue singly or in series as the case may be, according to each Issue, for Placement in compliance with the purposes of this Agreement.

"Ordinary Securities Certificates"
In the event that an issue contemplates an ordinary series or class and a subordinate series of Securities Certificates (irrespective of the denomination given to said series), the Securities Certificates pertaining to the ordinary series of said Issue, which shall have preference as regards payment of interest, principal and any other amount payable under same over the Securities Certificates that compose the subordinate series.

EXHIBIT 10.44 (continued)

"Subordinate Securities Certificates"
In the event that an Issue contemplates an ordinary series of Securities Certificates (regardless of the denomination that is given to said series) and a subordinate series of title deeds or Certificates (whether or not they qualify as Securities Certificates and irrespective of the denomination that is given to said series), the title deeds or Certificates that make up the subordinate series of said Issue, which shall be subordinate as regards payment of interest, principal and any other amount payable under same to the Ordinary Securities Certificates.

"CNBV"	The National Banking and Securities Commission or any competent authority or authorities that may replace it.

"Underwriting"	The placement among public investors of the Securities Certificates issued by the Trustee under each Securitization Transaction .

"Technical Committee"	The technical committee that shall be established for each Securitization Transaction under the terms and conditions contained in the Thirty-Third Clause of this Agreement.

"Voucher"
The non-negotiable instrument which the Trustee will issue if so requested in writing by the Trustor, in favor of the Trustor, and which represents of Trustor’s rights (as the beneficiary) under the respective Securitazation Transaction.

"Administration Agreement"
With respect to a Securitization Transaction, the Collection and Administration Services Agreement whereby the Trustee will request the Administrator to administer the Loans corresponding to the respective Securitization Transaction

"Underwriting Agreement"
With regard to Securities Certificates issued under a Securitization Transaction, the underwriting agreement to be executed between the Trustee, the Underwriter and the Trustor, in order for the Underwriter to place the Securities Certificates.

"Loan Agreement"
The agreement for opening a fixed asset loan or any other loan agreement with similar collateral under the terms of which SFN has extended a Loan and which contemplates posting the corresponding Guarantee.

"Trust Contribution Agreement"
In relation to a Securitization Operation, the Trust Contribution Agreement whereby the Trustor shall transfer to the Trustee its rights derived from the Loans, the Additional Loans (if applicable), the Special Loans (if applicable), the Notes and the respective Insurance Policies (if applicable).

"Loans"
Any existing or future loans granted by the Trustor under Loan Agreements to natural persons who engage in business activity in Mexican territory or to corporate entities who operate in Mexican territory, for the acquisition of Transportation Equipment and any accessory rights of any kind related to said loans (including, if applicable) the respective insurance policies) which the Trustor pledges to the Trust in connection with a Securitization Transaction.

"Additional Loans"	In the event that a Securitization Transaction contemplates the existence of a Revolving Period, the Loans that are contributed by the Trustor during the Revolving Period.

"Special Loans"	The Loans contributed by the Trustor to the Trust in connection with a Securitization Transaction, in accordance with the provisions of subparagraph (i)(3) of the Eighth Clause.

EXHIBIT 10.44 (continued)

"Eligibility Criteria"	Will have the meaning, with respect to the Loans pledged to this Trust in connection with a Securitization Transaction, given to such term in the respective ¨Trust Contribution Agreements.

"Deposit Accounts"
The account which, in relation to each Securitization Transaction, will be opened by the Trustee and which will be used, among others, to (i) receive from the Trustor the funds corresponding to each Loan that forms part of the respective Loan Package as a "guarantee deposit", and (ii) apply said funds to make payments owed under the respective Loans (pursuant to instructions from the Administrator) or to complete the funds that are to be kept in other Operating Accounts pursuant to the Twenty-seventh Clause of this Agreement.

"Issue Maintenance Expense Account"
The account which, in relation to each Securitization Transaction, the Trustee will open and which will be used, among others, to (i) receive funds from the General Account and (ii) apply said funds to the payment of Issue Maintenance Expenses as described in the Nineteenth and Twentieth Clauses of this Agreement.

"Interest Payment Account"
The account which, in relation to each Securitization Transaction, the Trustee will open and which will be used, among others, to (i) receive funds from the General Account, and in certain cases, other Operating Accounts and (ii) apply said funds to pay Interest due under the Securities Certificates, as described in the Nineteenth and Twenty-first Clauses of this Agreement.

"Principal Payment Account"
The account which, in relation to each Securitization Transaction, the Trustee will open and which will be used, among others, to (i) receive funds from the General Account, and in certain cases, from other Operating Accounts and (ii) apply said funds to payments of principal due under the Securities Certificates, as described in the Nineteenth and Twenty-Second Clauses of this Agreement

"Subordinate Payment Account"
The account which, in relation to each Securitization Transaction that contemplates Ordinary Security Certificates and Subordinate Certificates, the Trustee will open and which will be used, among others, to (i) receive funds from the General Account and (ii) apply said funds to payments due under the Subordinate Certificates and, if applicable, fund other Operating Accounts, as described in the Nineteenth and Twenty-Fifth Clauses of this Agreement

"Reserve Account "A"
The account which, in relation to each Securitization Transaction, the Trustee will open and which will be used, among others, to (i) receive funds from the General Account and (ii) keep said funds so that, if necessary, they may be applied to complete the funds that should be maintained in other Operating Accounts, as described in the Nineteenth and Twenty-Third Clauses of this Agreement.

"Reserve Account "B"
The account which, in relation to each Securitization Transaction, the Trustee will open and which will be used, among others, to (i) receive, if said account must be funded (according to the terms of the corresponding Securitization Transaction), funds from the General Account and (ii) keep said funds so that, if necessary, they may be applied to complete the funds that must be maintained in other Operating Accounts, as described in the Nineteenth and Twenty-Fourth Clauses of this Agreement.

"Revolving Account"
The account which, in relation to each Securitization Transaction that contemplates a Revolving Period, the Trustee will open and which will be used, among others, to (i) receive funds from the General Account, and (ii) apply said

EXHIBIT 10.44 (continued)

funds to pay the Trustor the price (which may be determined by an Appraiser) in relation to the contribution of Additional Loans during the Revolving Period, as described in the Twenty-sixth Clause of this Agreement.

"General Account"
The account which, in relation to each Securitization Transaction, the Trustee will open and which will be used, among others, to (i) receive, whether by transfer from Collection Accounts or directly, payments made under the Loans, payments made by the Insurance Companies under the Insurance Policies, advances made by SFN, payments made by the respective counterpart under any swap, option or other derived financial instrument and any other payments that must be made to said account and (ii) distribute funds to other Operating Accounts, as described in the Eighteenth and Nineteenth Clauses of this Agreement.

"Collection Accounts"
With respect to all Securitization Transactions carried out hereunder, the accounts opened by the Trustee and which will be used, among other things,, to i) receive payments made under the Loans and, if applicable, payments made by Insurance Companies under insurance policies, and (ii) distribute funds to the General Accounts of each Securitization Transaction, as described in the Thirteenth and Fourteenth Clauses hereof.

"Operating Accounts"
With respect to each Securitization Transaction, the General Account, the Issue Maintenance Expense Account, the Interest Payment Account, the Principal Payment Account, the Reserve "A" Account, the Reserve "B" Account, the Deposit Account and, if applicable, the respective Subordinate Payment Account and the Revolving Account, and such other accounts which, in the terms of each Securitization Transaction are necessary, whether in addition to or in substitution of the above mentioned accounts.

"Complaints"	Has the meaning given to it in the Thirty-seventh Clause hereof.

"Borrower"	Any borrower, whether a natural or corporate person of any kind constituted under the laws of any jurisdiction (if such be the case) under a Loan.

"Business Day"
Any day other than a Saturday, Sunday or a legal holiday, when the principal offices of banks in Mexico City, Federal District are open to the public for banking transactions and are not legally required or authorized to close.

"Credit Documents"
The Loan Agreements, the Notes, the Insurance policies (if applicable) and all other documents related to the Loans that are to be included in the respective file in accordance with sound financial and commercial practices.

"Issue Documents"
Documents that must be subscribed in connection with each Issue, including the one or more Certificates, any document that evidences External Credit Backing, the Notice of Placement, Program Prospectus and the respective Supplement, the Placement Agreement the one or more Trust Contribution Agreements and the Administration Agreement, and any swap, option or other derived financial instrument contracted in this respect.

"Issue"
Each issue of Securities Certificates effected by the Trustee under a Securitization Transaction, in accordance with the terms and conditions hereof, of the respective Characteristics Letter and the other Issue Documents.

"Transportation Equipment"
Trucks, tractor trucks, buses, chassis, bodywork and related equipment, whether new or used, (including, among others, satellite tracking equipment, trailer casings and dollies) and excluding spare parts.

EXHIBIT 10.44 (continued)

"Event of Substitution"	Those cases described in an Administration Agreement in which the respective Administrator may be replaced by the respective Substitute Administrator.

"Special Contribution Date"	Has the meaning given to it in the Eighth Clause of this Agreement.

"Transaction Date"	The date when the registration transaction (exchange) of Securities Certificates issued under a BMV Securitization Transaction is effected.

"Revolving Date"	Has the meaning given to it in the Eighth Clause of this Agreement

"Transfer Date"
For each Securitization Transaction, the day (or, if that day is not a Business Day, the Business Day immediately following) indicated in the respective Characteristics Letter for transfering funds from the General Account to the other Operating Accounts, as described in the Nineteenth Clause hereof.

"Fourth Beneficiary"
In regard to each Issue, if said Security Transaction has External Credit Backing, and according to the terms of said Securitization Transaction the Guarantor is a beneficiary of the Trust and the Securitization Transaction contemplates the issue of Subordinate Certificates whose holders are the Third Beneficiaries, the Trustor.

If the Trustor is a Second or Third Beneficiary, there will be no fourth Beneficiary.

"First Beneficiaries"
In regard to each Securitization Transaction and each one of the Holders of Securities Certificates if there are Ordinary Securities Certificates and Subordinate Certificates (that qualify as Securities Certificates) the First Beneficiaries will be the holders of Ordinary Securities Certificates, as indicated in the respective Characteristics Letter.

"Second Beneficiaries"
With respect to each Securitization Transaction, in the event that said Securitization Transaction (i) has External Credit Backing, and in accordance with the terms of said Securitization Transaction the Guarantor is a beneficiary of the Trust, the Guarantor, or (ii) does not have External Credit Backing, or having such External Credit Backing, the terms of the Securitization Transaction do not provide for the Guarantor being a beneficiary of the Trust, each one of the Holders of Subordinate Certificates, or, in the event that the Securitization Transaction does not contemplate the issue of Subordinate Certificates, the Trustor, as stipulated in the respective Characteristics Letter.

"Third Beneficiaries"
With respect to each Issue, in the event that said Securitization Transaction (i) has External Credit Backing and in keeping with the terms of said Securitization Transaction the Guarantor is a beneficiary of the Trust, each one of the Holders of Subordinate Certificates, or in the event that the Securitization Transaction does not contemplate the issue of Subordinate Certificates, the Trustor (ii) does not have External Credit Backing, or having such External Credit Backing, the terms of the Securitization Transaction do not provide for the Guarantor being a beneficiary of the Trust and the Securitization Transaction contemplates the issue of Subordinate Certificates whose Holders are Second Beneficiaries, the Trustor.
If the Trustor is a Second Beneficiary, there will be no Third Beneficiary.

"Trust"	This Trust Agreement.

"Trustor"	Has the meaning given to it in the preamble to this Agreement.

EXHIBIT 10.44 (continued)

"Trustee"	Has the meaning given to it in the preamble to this Agreement.

"Common Fund"
The fund which, with respect to each Securitization Transaction, is to be constituted by the Trustee and which will be composed of (i) the rights stemming from the Loans corresponding to the Loan Package covered by said Securitization Transaction and its accessories (including Insurance Policies, if applicable), and (ii) the funds derived from them and which will serve as a backing and source of payment for the Securities issued under said Securitization Transaction. Each Common Fund will be composed of the Operating Accounts corresponding to said Securitization Transaction.

"Guarantor"	The person, company or entity that grants any type of External Credit Backing in connection with a Securitization Transaction effected under the Program.
"Issue Expenses"
For each Issue, the sum of the following items, as specified in the Underwriting Agreement or in the Characteristics Letter of each Issue or in any Issue Document or other related document (plus, if applicable, the respective taxes):
(i) the fees and expenses of the Underwriter for having structured the Securitization Transaction;

(ii) the commission and reasonable expenses of the Underwriter for the Placement;

(iii) the fees of the Common Representative and of the Trustee for acceptance of their respective designations;

(iv) the Appraiser’s fees charged for appraising the Loans initially transferred to the Trust, if applicable;

(v) the duties, fees and reasonable expenses derived from the respective Issue and Underwriting including, but not limited to, duties and reasonable expenses incurred in the registration of Securities Certificates in the National Securities Registry and their listing in the BMV, the deposit of the Instrument or Instruments with Indeval and, in such case, the printing of the Underwriting Prospectus or final supplement, and the publication of the Notice of Placement or any publication and/or advertising related to the Issue;

(vi) any commission or initial fee paid to the Guarantor, if applicable;

(vii) any commission or initial fee paid to the counterpart of any swap, option or other derived financial instrument contracted by the Trustee, if applicable;

(viii) the fees of the Rating Agencies for the granting of ratings for the Securities Certificates Issue;

(ix) the expenses and fees of lawyers, consultants and external auditors incurred in connection with the respective Issue and Placement;

(x) the sums advanced by the Trustor for opening the corresponding Operating Accounts in accordance with the Second and Sixteenth Clauses;

(xi) any other expense related to an Issue as previously agreed upon by the parties and established in the Underwriting Agreement, the Characteristics Letter or any Issue Document or related document.

EXHIBIT 10.44 (continued)

"Maintenance Expenses of the Issue"
For each Issue, means the sum of (plus, if applicable, taxes):
(i) the fees of the Trustee;

(ii) the fees of the Administrator, which will include in such case, in accordance with the Administration Agreement, Collection Expenses, as this term is defined in the Administration Agreement, and/or of the Substitute Administrator;

(iii) the fees of the Common Representative;

(iv) the Appraiser’s fees, if applicable;

(v) the Auditor’s fees, including fees for any revision conducted under Clause Thirty-first hereof;

(vi) the cost of maintaining on deposit with Indeval the Instrument or Instruments that document the Securities Certificates of each Issue;

(vii) fees of the Rating Agencies for maintaining the rating of the Securities Certificates;

(viii) the direct, indispensable and necessary expenses to comply with applicable legal provisions, in order to maintain the registration of the Securities Certificates in the National Securities Registry under the CNBV and their listing on the BMV, and those derived from any publication related to each Issue is required under applicable laws;

(ix) any commission or fee paid to the Guarantor, if applicable;

(x) any commission, premium or other consideration or payment owed to counterpart of any swap, option or other derived financial instrument contracted by the Trustee, if applicable, including any settlement or payment required according to the terms of said swap, option or other derived financial instrument;

(xi) any duly documented expense derived from the modification of the Issue Documents.

(xii) any reasonable and duly documented expense stemming from the supervisory activities of the Administrator incurred by the Trustee, the Common Representative or the Members of the Technical Committee under the Administration Agreement; with the understanding that expenses corresponding to this suparagraph (xii) may not represent for any particular month more than 15% of the sum of all other Maintenance Expenses of the Issue unless any excess is approved by an assembly of holders of Securities Certificates; and

(xiii) any other expense related to a Securitization Transaction that must be paid in order to provide the proper fuctioning of same as established in the Characteristics Letter or in any Issue Document or other related document, as determined by the Technical Committee of the Securitization Transaction.
Maintenance Expenses of the Issue will never include Issue Expenses.

EXHIBIT 10.44 (continued)

"Indeval"	S.D. Indeval, S.A. de C.V., Institucion para el Deposito de Valores (an Institution for the Deposit of Securities).

"Authorized Institutions"
Credit institutions, brokerage firms and/or any other financial institution listed in Annex "J" of this Agreement, their assigns or successors in which the Collection Accounts and Operating and other Accounts which the Trustee is to open in the terms hereof, may be opened.

"Underwriter"
The brokerage firm contracted to perform structuring and brokerage functions in the Securitization Transaction and the Underwriting of the Securities Certificates under any Issue in accordance with the terms of an Underwriting Agreement, with the understanding that for any Issue, more than one brokerage firm may be contracted as an Underwriter.

"Permitted Investments"
Securities issued or guaranteed by the Mexican Federal government or securities issued or guaranteed by a Mexican multiple banking institution with a minimum rating of mxAAA or Aaa.mx or AAA(mex) or the equivalent and in repo transactions that involve any of said securities with an expiration date no less than 28 days.

"LGTOC"	The General Law of Credit Instruments and Transactions in force (or any substitute law then in force).

"LIC"	The Law of Credit Institutions in force (or any substitute law then in force).

"LMV"	The Securities Market Law in force (or any substitute law then in force).

"Member"	Any Permanent or Alternate Member of the Technical Committee.

"Permanent Member"	Any person designated as such to act as a member of a Technical Committee in accordance with the Thirty-third Clause hereof.

"Alternate Member"	Any person designated as such to act as a member of a Technical Committee in accordance with the Thirty-third Clause hereof.

"Reported Month"	Has the meaning given to it in the Thirtieth Clause of this Contract.

"Mexico"	Has the meaning given to it in Declaration I (a) of this Agreement.

"Transaction Notice"
The notice to be made by the Trustor to the Trustee related to a Securitization Transaction under this Trust and which will contain the information and be accompanied by the documents indicated in this Agreement.

"Securitization Transaction"
A securitization transaction of Loans effected pursuant to the terms of this Trust and the respective Issue Documents, with the understanding that the term "Securitization Transaction" shall include all acts necessary to implement it, including the Contribution of Loans, the Issue of Securities and the execution of transactions related to the administration of the Loans.

"Notes"	The promissory notes or similar credit instruments subscribed by the Borrowers under the Loan Agreements.

"Loan Packages"	The composite of Loans and, if applicable, Additional Loans and Special Loans that are pledged to the Trust by the Trustor, in connection with a Securitization

EXHIBIT 10.44 (continued)

Transaction in particular, and which will serve to back up and will be a payment source for the Securities issued under said Securitization Transaction.

"Fiscal Liabilities"	Has the meaning given to it in the Forty-fifth Clause of this Agreement.

"Trust Assets"	The equity of this Trust, which will be composed of the properties described in the Sixth Clause hereof.

"Revolving Period"
If applicable, the period during which the Trustor will have the right to transfer Additional Loans to the Trust in connection with a specific Securitization Transaction, in accordance with the terms of that particular transaction and subject ot the guidelines established in the Eighth Clause of this Agreement.

"Indemnified Persons"	Has the meaning given to it in the Thirty-seventh Clause hereof.

"Program"	The program for the issuance of Securities Certificates of the Trustee authorized by the CNBV.

"Regulations"	The Bylaws of the BMV in force, or any other provision that replaces it.

"Common Representative"
For each Issue, the company contracted to perform the duties of the common representative of Holders of Securities Certificates corresponding to said Issue, which the Trustor designates and which is to subscribe the respective Instrument, with the understanding that one and the same common representative may represent the Holders of one or more Issues and any successor or assign thereof.

"Required Balance in Reserve Account "A"	In relation to each Securitization Transaction, the amount that must be maintained in Reserve Account "A" as indicated in the Characteristics Letter and in the corresponding Issue Documents.

"Required Balance in Reserve Account "B"
In relation to each Securitization Transaction, the amount that must be maintained in Reserve Account "B", if applicable, as indicated in the Characteristics Letter and in the corresponding Issue Documents.

"Insurance Policies"
Automobile insurance policies for a full or partial coverage that may be purchased for the unit, and Life-Borrower insurance policies that may be purchased for natural person Borrowers, by the Borrower or the Trustor, in the terms of any Loan Agreement.

"SFN"	Servicios Financieros Navistar, S.A. de C.V., Sociedad Financiera de Objeto Limitado.

"Request for Special Contribution"	Has the meaning given it in the Eighth Clause hereof.

"Request for Revolving Period"	Has the meaning given it in the Eighth Clause of this Agreement.

"Supplement"	The supplement corresponding to each Issue of Securities Certificates that establishes the terms and conditions thereof.

"Holder"	A corporate entity of any kind or a natural person who, at any time, is the legitimate owner or holder of one or more Securities.

"Instrument"	The document which, under the terms of Article 14 Bis 7 of the LMV, will cover one or more Securities Certificates of the same series and class.

"Unit"	The Transportation Equipment financed under a Loan Agreement.

EXHIBIT 10.44 (continued)

"Securities"	The Securities Certificates and, if applicable, Subordinate Certificates issued by the Trustee in relation to a Securitization Transaction.

"Appraiser"	The person, company or entity that may be contracted to provide appraisal services in relation to the Loans, their successors, assigns or grantees.

SECOND. Constitution.

The Trustor hereby constitutes an irrevocable management trust with the Trustee through a $25,000.00 (Twenty-five thousand pesos 00/100 Mx.Cy.) contribution to the Trust, as per the terms and conditions of this Agreement.

The above sum shall be applied, as necessary, for the opening of Collection Accounts to be used in connection with the Securitization Operations and the Operating Accounts to be employed in connection with the first Securitization Operation carried out under this Trust. The funds applied towards the opening of the Operating Accounts mentioned hereinabove will be reimbursed to the Trustor in accordance with the contents of the Eleventh Clause hereinafter. Any surplus funds remaining after opening the accounts referred to above will be returned to the Trustor by the Trustee.

The execution of this Agreement by the Trustee shall constitute proof of receipt by the Trustee of the cash mentioned hereinabove, as per the terms hereof.

THIRD. Parties and Beneficiaries of the Trust.

The following persons are parties to or beneficiaries of this Agreement, as per the terms set out in front of their respective names:

TRUSTOR:	Servicios Financieros Navistar, S.A. de C.V., Sociedad Financiera de Objeto Limitado.

TRUSTEE:	Banco J.P. Morgan, S.A., Institucion de Banca Multiple, J.P. Morgan Grupo Financiero, Division Fiduciaria.

FIRST BENEFICIARIES:
All the Securities Certificate Holders of each Issue and, should there be any Ordinary Securities Certificates and Subordinate Certificates (that may qualify as securities certificates), the First Beneficiaries shall be the Holders of Ordinary Securities Certificates.

Holders of Securities Certificates (Ordinary Securities Certificates, if applicable) of each Issue will be First Beneficiaries regarding the right to receive payment of any amounts owed in connection with said Securities Certificates (including interest and principal) and, if applicable, regarding any other rights they may have in connection with the corresponding Issue.

Should an Issue provide for the issuing of Ordinary Securities Certificates and Subordinate Certificates (that may qualify as Securities Certificates), only the Holders of Ordinary Securities Certificates shall be First Beneficiaries, provided that the Holders of Subordinate Certificates shall be beneficiaries as per the provisions hereinafter.

SECOND BENEFICIARIES:
(ii)   Should the Securitization Operation have External Credit Backing and, as per the terms of said Securitization Operation, the Guarantor is a beneficiary of the Trust, the Guarantor
Will have the status of Second Beneficiary, if applicable, regarding its right to

EXHIBIT 10.44 (continued)

receive payment of any amounts, paid under the Securities, of the funds that constitute the corresponding Common Fund. Said right shall be subject to the condition that the Operating Accounts corresponding to the relevant Securitization Operation must have been duly integrated as per the terms of this Agreement’s Nineteenth Clause.
(ii) Should the Securitization Operation not have an External Credit Backing or, having such External Credit Backing, the terms of the Securitization Operation do not provide for the Guarantor to be a beneficiary of the Trust and the Securitization Operation does not provide for the issuing of Subordinate Certificates, each of the Holders of Subordinate Certificates of each Issue will be Second Beneficiaries regarding the right to receive payment of any amounts due under said Subordinate Certificates (including interest and principal) and, if applicable, regarding any other right granted as per the terms of the corresponding Issue
(iii) Should the Securitization Operation not have an External Credit Backing or, having such External Credit Backing, the terms of the Securitization Operation do not provide for the Guarantor to be a beneficiary of the Trust and the Securitization Operation does not provide for the issuing of Subordinate Certificates, the Trustor will be Second Beneficiary regarding (a) the right to receive any surpluses corresponding to a Securitization Operation once the corresponding Operating Accounts have been integrated and (b) the right granted to it as per this Agreement’s Forty-First Clause for the reacquisition of the Loans corresponding to a Securitization Operation, once the corresponding Securities have been fully paid and, in the case of premature amortization of the Securities and, if applicable, regarding any other rights granted to it as per the terms of the corresponding Issue.

THIRD BENEFICIARIES:
(ii)   Should the Securitization Operation have External Credit Backing and, as per the terms of said Securitization Operation, the Guarantor is a beneficiary of the Trust and the Securitization Operation provides for the issuing of Subordinate Certificates.
Each of Holder of the Subordinate Certificates will be Third Beneficiaries regarding the rights mentioned hereinabove supposing they were Second Beneficiaries.

(ii) Should the Securitization Operation (1) have External Credit Backing and, as per the terms of said Securitization Operation, the Guarantor is a beneficiary of the Trust and the Securitization Operation does not provide for the issuing of Subordinate Certificates or (2) not have an External Credit Backing or, having such External Credit Backing, the terms of the Securitization Operation do not provide for the Guarantor to be a beneficiary of the Trust and the Securitization Operation provides for the issuing of Subordinate Certificates the Holders of which shall be Second Beneficiaries, the Trustor

Will be Third Beneficiary regarding the rights mentioned hereinabove provided they were Second Beneficiaries.

Were the Trustor Second Beneficiary, there would be no Third Beneficiary.

EXHIBIT 10.44 (continued)

FOURTH BENEFICIARY
Should the Securitization Operation (1) have External Credit Backing and, as per the terms of said Securitization Operation, the Guarantor is a beneficiary of the Trust and the Securitization Operation provides for the issuing of Subordinate Certificates the Holders of which are Third Beneficiaries, the Trustor

Will be Fourth Beneficiary regarding the rights mentioned hereinabove provided they were Second Beneficiaries.

In the event that the Trustor were to be Second or Third Beneficiary, there shall be no Fourth Beneficiary.

The rights of the Trustor as beneficiary of the Trust may be represented by Certifying Documents issued by the Trustee. The Trustor may not transfer said Certifying Documents to any third parties.

FOURTH. Purposes of the Trust.

The purpose of this Trust is for the Trustee to carry out Securitization Transactions under it by means of the acquisition of Loan Packages, the Issue and Underwriting (if applicable) of Securities and the administration of the respective Loans and Common Funds, in each case, in accordance with the terms of the present Trust and the corresponding Issue Documents. For the above purposes, the Trustee shall be empowered to take the following actions:

(a)	Acquire Loans from the Trustor in accordance with the provisions of this Agreement and of the corresponding Trust Contribution Agreement;

(b)
Establish a Common Fund for each Securitization Transaction carried out under the present Trust and administer the Operative Accounts corresponding to each Common Fund in accordance with the provisions of this Agreement and keep individual records in relation to each of said Common Funds;

(c)
Issue, based on the Loan Packages that make up a Common Fund, Securities for the amounts, series and other terms and conditions specified by the Trustor with the assistance of an Underwriting Intermediary and indicated in the corresponding Characteristics Letter, to be placed or delivered to the Trustor, in unfailing compliance with the corresponding government authorizations;

(d)
Place, through the Underwriting Intermediary, the Securities Certificates it issues and, if applicable, deliver any Subordinate Certificates (that do not qualify as Securities Certificates) to the Trustor;

(e)
Apply the proceeds from the placement of the Securities of each Issue, or part of said proceeds, after paying Issue Expenses and, if applicable, funding the corresponding Operative Accounts, to paying the Trustor for the contribution of the Loans, in accordance with the provisions in the Characteristics Letter and in the corresponding Trust Contribution Agreement;

(f)
Administer the Loans corresponding to each Securitization Transaction through the Administrator, in accordance with the provisions of this Agreement and the corresponding Administration Agreement and open the Collection Accounts in order to provide proper collection of the Loans and, if applicable, the Insurance Policies, and carry out all the provisions established in the respective Administration Agreement;

(g)
Pay the Holders, out of the resources that form part of the assets of the Common Fund corresponding to each Issue, the interests accrued from the Securities as well as the principal of same and, if applicable, any other amount due on the basis of same, in accordance with the terms and conditions of the Securities corresponding to each Issue, which shall be established in the Characteristics Letter and in the corresponding Instrument or Instruments or certificates;

EXHIBIT 10.44 (continued)

(h)
In the event that, in relation to a particular Securitization Transaction that has External Credit Support, it is determined that the Guarantor shall be the Second Beneficiary, reimburse the Guarantor out of the resources that make up the corresponding Common Fund and as long as the Operative Accounts of said Common Fund have been properly constituted (as stipulated in the Nineteenth Clause), for any amount that the Guarantor has paid in relation to the Securities Certificates, under the terms and conditions established in the Characteristics Letter and the corresponding Issue Documents;

(i)
If so provided for in relation to a Securitization Transaction, deliver to the Trustor any funds remaining after the Operative Accounts of said Common Fund have been duly constituted (as specified in the Nineteenth Clause) and any amounts due to the Guarantor have been paid, if applicable, as previously indicated;

(j)
If so provided for in the corresponding Characteristics Letter and in the Instrument or Instruments or certificates, retire the Securities early in accordance with the terms and conditions corresponding to each Issue of Securities;

(k)
Invest the resources that form part of the Operative Accounts corresponding to the Securitization Transactions carried out under the present Trust in the Permitted Investments, in accordance with the investment rules described in this Agreement and, if applicable, the special investment rules provided for in the corresponding Characteristics Letter (in the understanding that all said investments must fall within the investments permitted by the applicable legislation);

(l)	If so provided for in the corresponding Characteristics Letter, transfer the titles of the Loans that make up a particular Loan Package to the Holders of the Securities of the corresponding Issue;

(m)
Transfer the title of any Loan that forms part of a particular Loan Package to the Trustor or to the Administrator in the case of substitutions, repurchases or purchases effected under this Agreement, the Trust Contribution Agreements or Administration Agreements, as applicable.

(n)
If so provided for in the corresponding Characteristics Letter, contract or serve as the assignee of the swaps, options or other derived financial instruments necessary to cover risks derived from interest rates or other risks of any Issue;

(o)
Sign any agreements, contracts, instruments or documents that are necessary or advisable in order to comply with the above-mentioned purposes of the Trust, including, in an illustrating but not limiting manner, Trust Contribution Agreements, Administration Agreements, Underwriting Agreements or any other kind required for proper compliance with the purposes of this Trust, as reasonably requested by the Trustor or the Technical Committee, freeing it hereby from any liability in that regard, except liability arising from its negligence, deceit or bad faith;

(p)
Prepare any reports and information (including the corresponding quarterly and annual financial information) that may be necessary, in accordance with the provisions of this Agreement and of applicable laws and regulations;

(q)	Revert, if applicable, and in accordance with the terms of this Agreement, the title of the Trust Assets to the Trustor.

(r)	Grant the general or special powers that are required for fulfilling the purposes of the Trust or for the defense of the Assets of the Trust in accordance with the provisions of this Agreement; and

(s)
Carry out any actions that may be necessary or advisable in order to comply with the above-mentioned purposes of the Trust, as reasonably requested by the Trustor or the Technical Committee, freeing it hereby from any liability in that regard, except that arising from its negligence, deceit or bad faith.

EXHIBIT 10.44 (continued)

FIFTH. Acceptance.

The Trustee hereby accepts its charge, and declares that it will perform it faithfully and loyally.

SIXTH. Trust Assets.

The Trust Assets shall be composed of the items described below:
(a)	The amount initially contributed by the Trustor under the terms of the Second Clause of this Agreement and used by the Trustee in the terms of this Clause;

(b)
The Loans transferred in relation to each Securitization Transaction, the rights derived from same and any documents related with same (including the related Loan Documents), under the terms of the corresponding Trust Contribution Agreements;

(c)
Any resources derived from collection of the Loans, including Units or other goods given in payment or recovered in relation to same, the net proceeds of liquidation (which shall exclude liquidation and sales expenses) or sale of said Units or goods and any advance made by SFN in relation to same;

(d)	Any resources derived from indemnity paid under the Insurance Policies;

(e)	Any resources derived from payments made by the counterpart of any swap, option or other derived financial instrument contracted by the Trustee;

(f)	The proceeds from the placement of Securities Certificates issued in accordance with the present Trust;

(g)	Any instrument resulting from the investment of liquid resources that this Trust may have, as well as the returns and any amounts collected under said instruments;

(h)	If granted through the Trust, any External Credit Support;

(i)	Any amount in cash or other assets or rights maintained at any time in the Operative Accounts and the Collection Accounts; and

(j)
Any amount in cash or other assets or rights that the Trustee receives in relation to this Trust.

The Trust Assets shall be divided into as many Common Funds as Securitization Transactions carried out under this Trust.

The assets that make up each of said Common Funds may only be applied to the payment of the Securities corresponding to the Issue and to payment of other items payable in relation to said Securitization Transaction without the Holders of the Securities, if applicable, having any right to any other asset or right that forms part of other Common Funds maintained by the Trustee in accordance with this Agreement.

SEVENTH. Operation of the Trust

(a)	The parties recognize that, in accordance with the present Trust, one or more Securitization Transactions may be carried out.

(b)	The Trustor, with the assistance of some Underwriting Intermediary, shall establish the characteristics of the Securitization Transactions to be carried out under this Trust.

(c)
Each time the Trustor wishes to carry out a Securitization Transaction under this Trust, it must present to the Trustee, as early as it considers necessary but no later than 20 (twenty) Business Days prior to the estimated date for the Date of the Operation, the documentation which, in accordance with the applicable legal provisions, must be presented to the competent authorities or institutions (including CNBV, BMV and Indeval) in order to obtain the necessary authorizations to carry out the Securitization Transaction. The

EXHIBIT 10.44 (continued)

Trustee shall review said documentation and, with the Trustor, shall contribute to initiating the corresponding procedures sufficiently in advance, in accordance with market practices, to reach the Date of Operation, in accordance with the provisions in the following paragraphs. The cooperation of the Trustee shall include, but not be limited to, signing the corresponding requests, as well as receiving and responding to the corresponding requirements of the respective authorities. Without detriment to the provisions in this paragraph, the Trustee shall not be responsible for obtaining the corresponding government authorizations.

All the expenses incurred in relation to said proceedings shall be paid in advance by the Trustor and shall be reimbursed in accordance with the provisions of the Eleventh Clause below.

(d)
The Trustor must deliver to the Trustee a Notice of Operation at least 2 (two) Business Days prior to the Date of Operation. The Notice of Operation should be accompanied by a Characteristics Letter that must contain the characteristics of the Securitization Transaction. Likewise, said Notice of Operation should be accompanied by the finalized Issue Documents, and if required, duly signed by all the parties to same other than the Trustee, as described in the following Clauses.

(e)
No later than 12 (twelve) hours before the Date of the Operation, the Trustor must turn over to the Trustee a copy of all the government authorizations necessary to carry out said Securitization Transaction, including the authorization of the CNBV and the approval of the BMV. If the necessary government authorizations are not delivered to the Trustee as far in advance as indicated in this paragraph, the Trustee shall not be obliged to continue with the procedure established in this Clause, and the Date of Operation shall be postponed as necessary.

(f)
Once the documentation indicated in paragraphs (d) and (e) above has been received, the Trustee must sign the corresponding documentation and, through the Trustor and the Underwriting Intermediary, take any actions necessary or advisable to carry out the Issue (including the publication of the Notice of Placement, the printing and publication of the Supplement and the deposit of the Instrument or Instruments in Indeval).

(g)
Should the characteristics of the Securitization Transaction change between the date on which the Notification of the Transaction was delivered and the Date of the Transaction, the Trustor, unless otherwise agreed with the Trustee, must send a new Notification of Transaction in compliance with the timeframes in the rules established in this Agreement.

(h)
The Trustee must keep each of the Securitization Transactions and each of the respective Common Funds fully identified and separate; and should also establish individual files and manage separate systems or modules for each of them in order to correctly and efficiently administer each Securitization Transaction and avoid confusion among them. In addition, the Trustee shall keep individual accounting books for each Common Fund. The Trustee must also carry out all the acts that the Trustor or the Technical Committee reasonably requests for this purpose.

(i)
This Trust establishes, in each of the Clauses that regulate the diverse stages or phases of the Securitization Transactions, the procedure whereby said stages or phases shall be implemented, in the understanding that any supposition not expressly provided for shall be resolved by the parties in accordance with sound banking and stock market practices and customs or, if applicable, by the Technical Committee.

Should the terms and conditions of a Securitization Transaction require clarification of some kind subsequent to the Transaction Date, said clarification may be made through the respective Technical Committee, considering the powers that correspond to the general meeting of Holders in accordance with the LGTOC and the terms of the respective Instruments that correspond to the Common Representative and the General Assemblies of Securities Certificate Holders.

(j)
Should the periods and terms provided for in this Clause not be complied with, the Trustee may, but shall not be obliged to, continue with the corresponding procedures and steps, always in keeping with sound commercial and stock market uses and practices.

In the case of the first Securitization Transaction carried out under the present Trust, the Trustee should make every effort, in conformity with sound commercial and stock market uses and practices, to assist the Trustor in carrying out said Securitization Transaction, even if all the periods and terms provided for in the Clause have not been complied with.

EXHIBIT 10.44 (continued)

EIGHTH. Transfers of Loans.

(a)
In relation to each Securitization Transaction, the Trustor shall contribute a Loan Package that shall form a Common Fund.

For each Securitization Transaction, the Trustor shall initially transfer to the Trust specific Loans that shall be identified in the respective Trust Contribution Agreement. Likewise, if the Characteristics Letter and the Issue Documents so indicate, the Trustor shall have the right to contribute Additional Loans during the Revolving Period.

In addition to the provisions in the preceding paragraph, the Trustor may, at any time during a Securitization Transaction, contribute the Special Loans it deems advisable at its discretion.

(b)
Transfers of Loan Packages shall be documented through one or more Trust Contribution Agreements, substantially under the terms of Annex "C" to this Agreement. The signatures of the persons who have signed said Trust Contribution Agreement should be ratified before a notary public.

(c)	The Loans contributed in accordance with the terms of a Trust Contribution Agreement must comply with all the corresponding Trust Eligibility Criteria.

(d)	In addition, and in accordance with the terms of the respective Trust Contribution Agreements, the Trustor must endorse the Promissory Notes corresponding to the Loans in favor of the Trustee.

(e)
The Trustor shall notify each of the Borrowers of the contribution to this Trust of the respective Loans, in accordance with the procedure established in the corresponding Trust Contribution Agreement.

(f)	The Trustor shall notify the Insurance Companies of the contribution of their rights under the Insurance Policies on this Trust.

(g)	In addition to the acts described previously, each Trust Contribution Agreement must be registered in the mercantile folio of the Trustor in the corresponding Public Register of Commerce.

(h)
Should the legislation applicable to the Loans and to the Insurance Policies demand acts additional to those described previously for purposes of transferring them to the Trust, the Trustee may only acquire said Loans if said additional acts have been carried out.

(i)	The contribution process of the Loans, Additional Loans and Special Loans shall be conducted as follows:

(1)
As regards the initial contribution of Loans, the Trustor must send to the Trustee, together with the Notification of Transaction, (A) a Certification of Loans substantially in keeping with the terms of the certification model attached to this Agreement as Annex "K", which shall contain at least (i) the total unpaid balance of the Loans to be initially transferred to the Trustee in relation to said Securitization Transaction, (ii) certification (signed by the General Director, Director of Finances or Director of Operations of the Trustor) that said Loans comply with the corresponding Eligibility Criteria, and (iii) should the Securitization Transaction so provide, the results of the appraisal of said Loans by an Appraiser (attaching a copy of the corresponding appraisal), and (B) in case it has been conducted, a copy of the report prepared by the Auditors in relation to said Loans and their fulfillment of the Eligibility Criteria. Likewise, together with said Certification of Loans, the Trustor must deliver to the Trustee a certified copy of the public documents attesting to the powers of the Trustor‘s representatives, who will sign the respective Trust Contribution Agreement (unless said copies have previously been delivered to the Trustee).

Additionally, together with the Notification of Transaction, the Trustor must deliver to the Trustee 2 (two) signed copies of the Trust Contribution Agreement, which should be substantially the same as the model attached to this Agreement as Annex "C" (except for the terms that are particular to the Securitization Transaction in question).

EXHIBIT 10.44 (continued)

Having received copies of the authorizations described in paragraph (e) of the preceding Clause, the Trustee shall proceed to sign the copies presented on the Transaction Date and the Trustee and the Trustor shall appear on that same date before a notary public for the purpose of having their representatives’ signatures ratified. Upon signing the respective Trust Contribution Agreement, the Trustee shall acquire title to the corresponding Loans under the terms indicated in the aforementioned Trust Contribution Agreement.

(2)
With regard to the transfer of Additional Loans during the Revolving Period, the Trustor must send the Trustee a written request (said request, the "Application for Revolving Transfer") at least 4 (four) Business Days before the date on which it wishes to make the transfer of Additional Loans (said date, the "Revolving Transfer Date"). Said Application for Revolving Transfer must be accompanied by a Certification of Additional Loans substantially the same as the model certification attached to this Agreement as Annex "K", which will contain at least: (i) the total outstanding balance of the Additional Loans to be transferred to the Trustee in relation to said Securitization Transaction, (ii) certification (signed by the General Director, Director of Finances or Director of Operations, or another official of equal or greater rank of the Trustor) that said Additional Loans comply with the corresponding Eligibility Criteria, and (iii) should the Securitization Transaction so provide, the results of an appraisal of said Additional Loans carried out by the Appraiser (attaching a copy of the corresponding appraisal). No later than the second Business Day immediately prior to the Revolving Transfer Date, the Trustee must notify the Trustor if, in accordance with the provisions set forth for the Securitization Transaction, and especially in the corresponding Issue Documents, said contribution of Additional Loans is in order, in the understanding that the Trustee shall only be responsible for verifying (A) that the Revolving Period continues in effect, and (B) that it has sufficient funds in the Revolving Account to carry out said acquisition.

If the Trustee accepts said transfer, the Trustor must deliver to the Trustee no later than the business day immediately prior to the specific Revolving Transfer Date 2 (two) copies of the corresponding Trust Contribution Agreement, which shall be substantially the same as the model attached to this document as Annex "C" (except for those terms that are specific to the Securitization Transaction in question). By the same token, together with these two copies, the Trustor must deliver to the Trustee a copy of the official papers that document the powers of the representatives of the Trustor who signed the respective Trust Contribution Agreement (unless said copies have previously been delivered to the Trustee).

The Trustee shall proceed to sign said Trust Contribution Agreements on the Revolving Transfer Date, and the Trustee and the Trustor shall appear before a notary public for the purpose of having their representatives’ signatures ratified. Upon signing of the respective Trust Contribution Agreement, the Trustee shall acquire title to the corresponding Additional Loans under the terms indicated in the above-mentioned Trust Contribution Agreement.

(3)
In the case of the contribution of Special Loans that the Trustor decides to make at any time during the period of the Securitization Transaction, the Trustor must send to the Trustee a written request (said request, the "Request for Special Contribution") at least 4 (four) Business Days in advance of the date on which it requests making the contribution of said Special Loans (said date, a "Date of Special Contribution"). Said Request for Special Contribution should be accompanied by a Loan Certification substantially in the terms of the model certification attached to this Agreement as Annex "K", which shall contain at least, (i) the total unpaid balance of the Loans to be transferred to the Trustee in relation to said Securitization Transaction, (ii) certification (signed by the General Director, Director of Finances, Director of Operations or another official of the Trustor of equal or higher rank) that said Loans were extended to natural persons with business activities or to corporate persons, for the acquisition of Transportation Equipment (in the understanding that said Loans do not necessarily have to comply with the corresponding Eligibility Criteria) and (iii) should the Securitization Transaction so provide, the results of the appraisal of said Loans carried out by the Appraiser (attaching a copy of the corresponding appraisal).

In this case, the Trustor must deliver to the Trustee no later than the Business Day immediately preceding the specific Date of Special Contribution, 2 (two) copies of the corresponding Trust Contribution Agreement, which should be substantially the same as the model attached hereto as Annex "C" (except for

EXHIBIT 10.44 (continued)

the terms specific to the Securitization Transaction in question, the terms that deal with the corresponding consideration and the declarations relative to the Eligibility Criteria that the Trustor will not have to comply with). Likewise, together with said copies, the Trustor must deliver to the Trustee a copy of the public documents testifying to the powers of the representatives of the Trustor who signed the respective Trust Contribution Agreement (unless said copies were previously delivered to the Trustee).

The Trustee shall proceed to sign said Trust Contribution Agreements on the Date of Special Contribution and the Trustee and the Trustor shall appear on that same date before a notary public in order to ratify their representatives’ signatures. Upon signing the respective Trust Contribution Agreement, the Trustee shall acquire title to the corresponding Special Loans in the terms set forth in the above-mentioned Trust Contribution Agreement.

The parties recognize that the Trustor shall make the contribution to the Special Loans; taking into account the benefits obtained from the respective Securitization Transaction, but shall not receive any additional consideration whatsoever.

Similarly, the parties recognize that the Special Loans will not need to comply with the Eligibility Criteria related to the specific Securitization Transaction.

(j)
The Trustor pledges to carry out all the acts reasonably requested by the Trustee that are necessary or advisable in relation to the transfer of the rights derived from the Loans, the Insurance Policies (if applicable) and other accessories of the Trust, so that the Trust at all times maintains full title to said rights.

(k)
If the contribution procedure for the Loans, Additional Loans and Special Loans is not carried out in compliance with the provisions in paragraph (i) of this Clause, the Trustee may, but shall not be obliged to, continue with the corresponding procedures and steps, always in keeping with sound commercial and stock market uses and practices.

Additionally, in the case of the first Securitization Transaction carried out under the present Trust, the Trustee should make every effort, in conformity with sound commercial and stock market uses and practices, to assist the Trustor in carrying out said Securitization Transaction even if all the period and terms provided for in paragraph (i) of this Clause have not been complied with.

NINTH. Substitution, Repurchase or Purchase of Loans.

(a)
In the event that a Loan does not fulfill the corresponding Eligibility Criteria on the dates indicated in the respective Trust Contribution Agreement, the Trustor must, within 5 (five) Business Days following the date on which it is notified or the date on which the Trustee or the Administrator, as applicable, notifies it of the respective event:

(1)	Substitute said Loan with a loan that complies with the Eligibility Criteria and that meets the additional requirements described in the Trust Contribution Agreement; or

(2)
Repurchase the corresponding Loan through payment to the Trustee of an amount in cash equivalent to 100% (one hundred percent) of the unpaid balance and the interest accrued under the Loan to be repurchased on said date of repurchase. Any payment which the Trustor makes under this paragraph (a)(2) shall be made directly to the General Account corresponding to the respective Securitization Transaction.

In order to document the substitution of a Loan, the Trustor shall deliver to the Trustee a Loans Certificate related to the Loan that will be transferred to the Trust (containing the same information indicated in paragraph (i)(1) of the preceding Eighth Clause), and the Trustor and the Trustee shall enter into a Trust Contribution Agreement and the Trustor and the Trustee shall carry out any other applicable acts described in the preceding Eighth Clause in relation to the loan that substitutes the previously contributed Loan. Likewise, the Trustor and the Trustee must sign the necessary documentation that SFN reasonably requests

EXHIBIT 10.44 (continued)

from the Trustee so that the Trustee re-transfers the substituted Loan to the Trustor and shall carry out, if applicable, the corresponding notifications.
All expenses incurred as a result of the substitution or repurchase of Loans in accordance with the provisions of this paragraph (a) of this Clause, shall be paid by the Trustor.

(b)
(i) If the Administrator makes changes to a Loan that are not permitted under the corresponding Administration Agreement and if the terms of said Contract allow the acquisition of said Loan by the Administrator, the Administrator must purchase the corresponding Loan within 5 (five) business days following the date on which the Technical Committee delivers the respective notification in the terms of the Administration Agreement by means of a payment to the Trustee of an amount in cash equivalent to 100% (one hundred percent) of the outstanding balance of the principal, plus the interest accrued under the Loan to be purchased on said purchase date; any payment made by the Administrator under this paragraph (b) (i), must be made directly to the General Account corresponding to the respective Securitization Transaction.

(ii) If, in accordance with the terms of the corresponding Administration Agreement, the Administrator considers it necessary to restructure the terms of a Loan and the necessary modifications are not permitted in conformity with the terms of the Administration Agreement, the Administrator, following the delivery to the Trustee of a copy of the resolution adopted by the credit committee of the Administrator in which said restructuring is approved, may purchase the corresponding Loan by means of a payment to the Trustee of an amount in cash equivalent to 100% (one hundred percent) of the outstanding balance of the principal, plus the interest accrued under the Loan to be purchased on said purchase date; any payment made by the Administrator under this paragraph (b) (ii), must be made directly to the General Account corresponding to the respective Securitization Transaction.

In order to document the acquisition of a Loan, the Administrator and the Trustee must sign any documentation necessary for the Trustee to transfer the Loan acquired to the Administrator and, if applicable, complete the corresponding notifications.

All expenses incurred as a result of an acquisition of Loans in accordance with the provisions of this paragraph (b) of this Clause, shall be paid by the Administrator.

(c)
In the supposition that the Insurance Policies in relation to a Loan have not been taken out or renewed and an event arises that in accordance with the terms of the Administration Agreement should be paid by the Administrator and the Administrator chooses to acquire the corresponding Loan, the Administrator must, within 5 (five) Business Days following the date of said event, acquire the corresponding Loan by means of a payment to the Trustee of an amount in cash equivalent to 100% (one hundred percent) of the unpaid balance and the interests accrued under the Loan to be acquired on said date of acquisition; any payment made by the Administrator under this paragraph (c) should be made directly to the General Account corresponding to the respective Securitization Transaction.

In order to document the acquisition of a Loan, the Administrator and the Trustee must sign the necessary documentation so that the Trustee transfers the Loan acquired to the Administrator and shall carry out, if applicable, the corresponding notifications.

All the expenses incurred as a consequence of an acquisition of Loans in accordance with the provisions of this paragraph (c) of this Clause shall be paid by the Administrator.

(d)
Any Securitization Transaction carried out under the terms of this Agreement may envisage the power of the Trustor to acquire overdue Loans (with the characteristics determined for the respective Securitization Transaction) by means of payment to the Trustee of an amount in cash equivalent to 100% (one hundred percent) of the unpaid balance of the principal and of the interests accrued under the Loan to be acquired on said date of acquisition; any payment made by the Administrator under this paragraph (c) should be made directly to the General Account corresponding to the respective Securitization Transaction. Said power to acquire may be granted as long as the resources payable for said acquisition are allocated to the payment of principal of the Securities Certificates.

EXHIBIT 10.44 (continued)

(e)
In the event that a substitution, repurchase or acquisition is carried out in accordance with the terms of this Clause, the Trustee, in addition to transferring the corresponding Loan to the Trustor or the Administrator, as applicable, should deliver to them the part corresponding to the "deposit in guarantee" relative to the Loan substituted, repurchased or acquired that is maintained in the Deposit Account. For such purposes, the Trustee may request the corresponding amount to the Administrator.

TENTH. Issuance and Placement of Securities.

(a)
For the duration of this Agreement, the Trustee shall carry out one or more Issues under the terms and conditions the Trustor may specify with the assistance of an Underwriter and indicated in the corresponding Features Letter, always in compliance with the corresponding government authorizations.

(b)
Without affecting the Trustor’s specification of the terms and conditions of the Securities as assisted by an Underwriter and indicated in the corresponding Features Letter, all Securities shall have the following common features:

(1)
Source of Payment: Without affecting any means of applicable External Credit Backing, the sole and exclusive source of payment of the Securities shall be the corresponding Securitization Operation’s Common Fund’s total sum.

(2)
Payments: All Securities shall provide for the payment of the interest and principal covered by them. Subordinate Certificates shall be subordinate, regarding the payment of interest and principal, to the Securities Certificates, as per the terms provided for in the Features Letter and in the corresponding Issue Documents.

(3)
Payment Responsibility of the Trustee and the Trustor: Save for its obligation to make payments using the resources in the Common Funds, in no case shall the Trustee have any payment responsibility whatsoever regarding the Securities, and it is hereby freed of all and any responsibility in this respect, unless the Trustee displays negligence, wrongful intent or bad faith in managing the Trust Assets. In no case shall the Trustee guarantee returns on any of the Securities. The Trustor shall not be bound by nor will it have any payment responsibility whatsoever regarding the Securities.

(4)	Credit Backing: The Securitization Operation may have External and/or Internal Credit Backing and this shall be indicated for each Securitization Operation in its corresponding Features Letter.

(c)
Documentation: Each series or class of Securities Certificates will be backed by a sole overall Title Certificate covering all of the Securities Certificates of such series or class. The corresponding Title Certificates shall contain all the information relative to the Issue, series or class in question, as well as the requirements set forth in Article 14 Bis 7 of the Securities Markets Act and further shall be issued under the terms of Article 74 of the Securities Markets Act. Subordinate Certificates shall be documented in an overall certificate or title signed by the Trustee, which must set forth all of their features.

On the Operation Date, the Trustor will deposit before Indeval the Title Certificates backing each of the Issues, series or classes of Securities Certificates.

(d)
Along with the Notification of Operation, the Trustor shall give the Trustee (i) the Features Letter which shall contain all of the terms and conditions of the corresponding Securities, (ii) 1 (one) copy, printed on security paper, of the Title Certificate or Titles and certificates documenting the Securities which, if applicable shall be executed by the Guarantor as endorser (thereto attaching copies of the official certificates setting forth the powers of attorney granted to the representatives of said Guarantor, unless these documents would have already been delivered), (iii) in the case any External Credit Backing signed by the Guarantor’s representative is not set forth in the Title Certificates and, if applicable, in the certificates, 2 (two) copies of the document setting forth the External Credit Support signed by the Guarantor’s representative (thereto attaching copies of the official certificates in which the powers of

EXHIBIT 10.44 (continued)

attorney granted to the representatives of the Guarantor are set forth, unless these documents would have already been delivered) (iv) the final draft of the Notification of Placement corresponding to the Securities Certificates, (v) copies or originals of all necessary Issue Documents regarding the specific Securitization Operation (for example, underwriting prospectus, supplement, etc.), and (vi) 3 (three) copies of the Securitization Operation’s Underwriting Agreement, duly executed by authorized representatives of both the Underwriter and the Trustor (thereto attaching copies of the official certificates setting forth the powers of attorney granted to said representatives, unless these documents would have already been delivered).

Once the Trustee will have received copies of the authorizations described in paragraph (e) of Clause Seven above, it shall execute the Title Certificates, certificates, Underwriting Agreements and any other necessary instruments (including any instruments setting forth External Credit Backing) on the Operation Date. At 10:00 AM (Mexico City time) at the latest, on the Operation Date, the Trustee will have executed all necessary instruments regarding the Securities Issue, including the Title Certificate or Certificates, the certificates and the corresponding Underwriting Agreements. The Trustee shall be responsible for depositing the Certificates before Indeval and delivering the Underwriting Agreement to the corresponding authorities. The Trustee shall deliver the certificates that document the Subordinate Certificates to the Trustor.

The Trustor, assisted by the Trustee, shall carry out any and all actions necessary or advisable for issuing the Securities. The Trustor will anticipate any expenses incurred in connection with any such actions and shall be reimbursed for them as provided by the Eleventh Clause hereof.

The Issuing of Securities related to a Securitization Operation shall be considered carried out at 12:00 PM (Mexico City time) on the Operation Date.

(e)
The Trustee shall carry out any and all actions necessary or advisable for upholding the registration of the corresponding Securities Certificates before the National Registry of Securities maintained by the National Banking and Securities Commission (CNBV) as well as on the securities listing of the Mexican Stock Exchange (BMV) and to keep current all other entries or authorizations legally necessary for enabling the Trustee to comply with the goals of this Trust.

(f)
In the case the Issuing of Securities is not carried out as provided by in this Clause’s section (d), the Trustee may, although it will not be bound to, continue the necessary procedures to ensure this, always following approved commercial and securities exchange practices.

Additionally, in dealing with the first Securitization Operation to be carried out under this Trust, the Trustee shall endeavor to, always following approved commercial and securities exchange practices, assist the Trustor to carry out said Securitization Operation, despite the non-compliance of the schedule and terms provided for in this Clause’s section (i).

ELEVENTH.    Proceeds from Securities Certificates Placements.

The proceeds from the placement of Securities Certificates on the Mexican Stock Exchange (BMV) shall be initially deposited in the General Account the Trustee will have opened for said Securitization Operation. The proceeds of said Placement will be applied to the following categories, in the order they are numbered, provided said proceeds will not be distributed as per the rules set forth in the Nineteenth Clause hereof:

(1)
Proceeds shall first be applied to the covering of any Issue Expenses incurred in connection with each Issue.

Issue Expenses that have been anticipated by the Trustor shall be reimbursed to said Trustor no later than two Business Days after the Operation Date, provided the Trustor has submitted to the Trustee the corresponding documentation of proof, which documentation shall be in accordance to the applicable laws. Any payment to be made to the Trustor shall be made by electronic transfer to the account that the Trustor

EXHIBIT 10.44 (continued)

may designate in writing to the Trustee or, if the Trustor were to so request in writing, by certified check.

Any Issue Expenses not paid by the Trustor shall be paid directly by the Trustee through a prior written direction by the Trustor to this effect; said direction shall set forth the amount, heading and justification related thereto. The Trustee shall be able to make such payments through an electronic transfer to the account designated by the Trustor or through certified check from the General Account.

(2)
In second place, should it be so indicated in the corresponding Features Letter, part of the proceeds from the Placement of Securities Certificates may be used to fund the Operating Accounts that correspond to the Securitization Operation in the amounts set forth in the corresponding Features Letter.

Transfers from the General Account to the other Operating Accounts shall be made as per the procedure for transfers set forth in the Nineteenth Clause hereinafter.

(3)
In third place, once the items mentioned in sections (1) and (2) above have been covered, the proceeds shall be applied to pay the Trustor the corresponding compensation in consideration of the Loans.

The amount of said compensation shall be the amount remaining after coverage of the items mentioned in sections (1) and (2). Said compensation shall be specified in the corresponding Trust Contribution Agreement. In addition to the cash proceeds of the Placement, the Trustor may also receive other assets as compensation (including Subordinate Certificates) if the Trustor has so established in the Features Letter. Any payment to be made to the Trustor shall be done by electronic transfer to the account said Trustor will designate in writing to the Trustee, or, if so requested in writing, by means of a certified check.

The Trustee shall be free of any and all responsibility upon making the payments (either through cash delivery, Subordinate Certificates or a combination of them) as per the terms set forth in the Trust Contribution Agreement and, if applicable, in the Features Letter.

If, as per the terms of the Trust Contribution Agreement, the corresponding resources can only be delivered to the Trustor once said Trustor has complied with certain obligations and these are not complied with within the time allotted in the terms, the corresponding resources shall be used by the Trustee to retire the Securities in advance, as set forth in the corresponding Features Letter and Issuance Instruments.

TWELFTH.    Administration of Loans; Deposit of Loan Documents.

(a)
As set forth in this Agreement, the Trustee shall have all powers necessary to carry out the goals of this Trust, including the powers necessary to manage the Loans corresponding to each Securitization Operation.

The Trustee shall manage the Loans corresponding to a Loan Package through the Administrator, who shall act in compliance with the terms and conditions established in the Management Agreement corresponding to the relevant Securitization Operation. As described below, on the Operation Date, the Trustee shall execute with the Administrator and the Substitute Administrator a Management Agreement in accordance with the terms of which the Trustee shall entrust the Administrator with the management of the Loans corresponding to said Securitization Operation.

As per the terms of the Management Agreement, should a Substitution Event occur and were the Technical Committee to so previously decide, the Substitute Administrator shall replace the Administrator automatically and with no need for further formalities and shall be considered as such for the purposes of said Management Agreement.

Management Agreements shall be executed substantially as per the terms of Exhibit "D" of this Agreement and shall comply with all the requirements set forth in such a Management Agreement.

The Trustee shall grant the Administrator, as per the terms of the aforementioned Management

EXHIBIT 10.44 (continued)

Agreements, any powers necessary (in the form of a mercantile commission) for it to carry out the management of the Loans on its behalf.
The Trustee, were it to prove necessary for the purposes of executing any Loans, may sign in procurement any IOUs in favor of the Administrator or in favor of any other parties said Administrator may designate.

(b)
The Trustor shall delivery to the Trustee, together with the Notification of Operation, the Features Letter which, regarding the management of the Loans, shall contain at least, (i) the name of the Administrator and (ii) the name of the Substitute Administrator. Similarly, together with the aforementioned Features Letter, the Trustor shall deliver to the Trustee a copy of the official instruments setting forth the powers granted to the representatives of the Administrator and the Substitute Administrator who are to execute the corresponding Management Agreement on the Operation Date (unless such copies would have been previously delivered to the Trustee).

(c)
Additionally, together with the Notification of Transaction, the Trustor shall deliver to the Trustee 3 (three) copies of the Management Agreement, duly executed by a representative of the Administrator and the Substitute Administrator, which shall be substantially like the model of the Management Agreement attached hereto as Exhibit "D" (save for those terms that are specific to the relevant Securitization Operation).

Having received copies of the authorizations described in section (e) of the preceding Seventh Clause, the Trustee shall proceed to execute the copies presented on the relevant Operation Date, and the Trustee, the Administrator and the Substitute Administrator (should this be necessary in compliance with applicable law in consideration of any powers granted in the Management Agreement) shall appear before a notary public to have their representatives’ signatures ratified.

Expenses deriving from the granting of any instruments shall be anticipated by the Trustor and will be reimbursed as per the provisions of the preceding Eleventh Clause.

(d)
As per the terms of the Management Agreement, the Administrator shall act as receiver of the Loan Documents corresponding to the Loans under management, of any amounts derived from the Loans, Insurance Policies and other accessories of the Loans, Insurance and any and all Loan accessories it may receive directly and of any Units or other assets it may receive in kind as payment, adjudication or any other form relating to the Loans and the Administrator shall take on the responsibilities established in this connection in the Management Agreement and in any applicable laws.

(e)
Substitution of SFN as Administrator in connection with any Securitization Operation carried out under this Trust shall in no way affect its rights as Trustor and as beneficiary as set forth in this Trust Agreement.

THIRTEENTH. Opening of Collection Accounts.

In connection with all the Securitization Operations carried out under the Trust, the Trustee shall open the number of Collection Accounts necessary for receiving collection of the Loans and of the indemnities pertaining to the Insurance Policies, as determined by the Administrator’s management policies.

Collection Accounts will be denominated in pesos. The Collection Accounts will be established by the Trustee before the Authorized Institutions indicated in Exhibit "K".

Likewise, the Trustee must carry out all actions and execute all necessary instruments to ensure the Administrator is authorized to have, and effectively has, access to the Collection Accounts. Such access will be limited to observing all movements in the Collection Accounts and to using the corresponding information and will not include the power to make withdrawals or transfers nor any other similar movements in the Collection Accounts.

EXHIBIT 10.44 (continued)

FOURTEENTH. Collection Accounts.

(a)
The Trustee shall receive, through the Collection Accounts, the collection proceeds from all the Loans, as well as the indemnities paid under the Insurance Policies which are contributed to this Trust as part of a Securitization Operation.

Such payments or indemnities may be directly deposited to the Collection Accounts by Debtors or Insurers or the Administrator may deposit them in such Collection Accounts if the Administrator were to directly receive such payments or indemnities. When dealing with indemnities which should be destined for the repairing of Units, said indemnities may be used by the Administrator or directly destined by the Insurers for the purpose of repairing the Units, without the need to deposit them in the Collection Accounts.

The amounts corresponding to the sale of any Units or any other assets received in payment of or recovered in connection with the Loans by the Administrator, as well as any Advance made by SFN will be deposited directly in the Trust through the corresponding General Account, as set forth in the Eighteenth Clause hereinafter.

(b)
As per the terms of the Management Agreement, the Administrator shall deliver to the Trustee, on every Business Day and at 12:00 PM (Mexico City time) at the latest, a report indicating as a minimum and in connection with each Collection Account (i) the amounts deposited at the close of the immediately preceding Business Day that correspond to each Securitization Operation (as they correspond to the collection of the Loans in connection with each such Securitization Operations or to indemnities received from the corresponding Insurance Policies), (ii) the amounts deposited at the close of the preceding Business Day that correspond to payments received under loans that have not been allocated to the Trust and that were erroneously made to the Collection Accounts (whether because the corresponding loans were substituted, repurchased or acquired, or for any other reason), (iii) the amounts derived from indemnities paid under the Insurance Policies which would have been deposited in the Collection Accounts and that should be allocated to repairing the corresponding Unit or should be returned to the corresponding Debtor as surpluses (those amounts received in excess of the unpaid balance of the corresponding Loan), (iv) the amounts corresponding to payments due under the Loans that were previously anticipated by SFN as Advances (and, as the case may be, any late interest incurred and paid in connection with such anticipated amounts), (v) the amounts deposited at the close of the preceding Business Day, the soure of which the Administrator has been unable to identify, (vi) the amounts deposited at the close of the preceding Business Day which may have been received from any Debtor in excess of the payable amounts under the corresponding Loan the correct application of which the Administrator may be in the process of determining and (vii) any amounts paid by Debtors as reimbursement of any "guarantee deposit" that the Administrator may have applied to the corresponding Loan.

Regarding the provisions of this section (b), it is understood that the Administrator shall include in the aforementioned report those amounts deposited at 12:00 AM (Mexico City time) at the latest on the immediately preceding Working Day and, if those deposits would have been made through check "pending due collection", those amounts that would have been liberated on the same Working Day on which the report mentioned in this section (b) is to be delivered.

(c)
The Trustee must, at the latest by 5:00 PM (Mexico City time) on each Business Day, (1) transfer from the Collection Accounts to the General Account corresponding to each such Securitization Operation, the amounts corresponding to each Securitization Operation the Administrator has notified as provided for in subsection (i) of section (b) above, (2) with carge to the Collection Accounts, deliver to the Trustor or the Administrator, as the case may be, the amounts that correspond to them that the Administrator has notified as provided for in subsection (ii) of section (b) above, (3) deliver to the Administrator the amounts that should be used for the repair of Units or for the reimbursement of Debtors which the Administrator has notified as provided for in subsection (iii) of section (b) and that the Administrator has notified in accordace with subsection (iii) of section (b) above, and (4) deliver to SFN the amounts recovered and previously anticipated by SFN as Advances that the Administrator would havenotified to it as provided for by subsection (iv) of section (b) above and (5) transfer to the Deposit Accounts corresponding to

EXHIBIT 10.44 (continued)

Securitization Operation the reimbursements the Administrator may have notified as provided for in subsection (vii) of section (b) above. Payments to SFN or to the Administrator will be made by electronic transfer to the account that either SFN or the Administrator may have designated in writing to the Trustee or, if they were to so request it in writing, by means of a certified check.

Those amounts the Administrator may have notified as unidentified as provided for in subsection (v) and (vi) of section (b) above will be kept in the Collection Accounts until the Administrator is able to identify them and give instructions pertaining to their application to the Trustee, as provided for in said section (b).

If, on any Working Day, the Trustee were to not receive the report described in section (b) above, the Trustee will not be obliged to make transfers or any other movements as provided for hereinabove, until the date on which it effectively were to receive such report.

The parties hereto acknowledge that reimbursement to SFN of the amounts recovered and anticipated as Advances by SFN will be the only compensation payable to SFN for having realized such Advances.

FIFTEENTH. Establishment of Common Funds.

For each Securitization Operation to be carried out under this Trust, the Trustee will establish a Common Fund as per the following principles:

(1)
Only the assets and rights that are the subject matter of each Common Fund will back the payment of the Securities that are the subject matter of the corresponding Securitization Operation as well as the payment of any other items payable in connection with such Securitization Operation; therefore Securities Holders will not have the right to claim any other assets or rights that are the subject matter of the Common Fund of any other Securitization Operation as provided for by this Agreement;

(2)
The Common Fund for each Issue will be formed by (i) the total collective amount of the Loans granted to the Trustee for each Securitization Operation, as provided for by the Eighth Clause of this Agreement, (ii) any amount derived from the Loans that are the subject matter of each Securitization Operation, (iii) any amount kept in the Operating Accounts that correspond to such Securitization Operation and (iv) were any External Credit Backup be provided through this Trust, any amount deriving from same. The Common Fund will always be identified with the same name and number corresponding to the Securitization Operation in question; and

(3)
The Securities shall be backed by the Common Fund corresponding to them, which Fund will not be used to pay Securities from another Securitization Operation.

In the Issue Documents that correspond to each Securitization Operation, the Trustee shall have to identify the corresponding Common Fund. Similarly, in the Management Agreements executed in connection with a specific Loan Package, the Common Fund corresponding to said Loan Package shall be designated.

SIXTEENTH. Opening of Operating Accounts.

For every Securitization Operation carried out under this Trust, the Trustee will open the following Operating Accounts:

(1)	General Account;

(2)	Issue Maintenance Expense Account;

(3)	Interest Payment Account;

(4)	Principal Payment Account;

EXHIBIT 10.44 (continued)

(5)	Reserve Account "A";

(6)	Reserve Account "B";

(7)	Subordinate Payment Account (in case the corresponding Securitization Operation provides for the existence of Subordinate Certificates);

(8)	Deposit Account; and

(9)	Revolving Account (in case the corresponding Securitization Operation provides for a Revolving Period).

Besides or in place of the Operating Accounts hereinabove described, the Trustee may open those other Operating Accounts that may be necessary as provided for by the terms of a Securitization Operation and as designated in the corresponding Features Letter and Issue Documents.

The Operating Accounts will be denominated in pesos and will produce market interest rates. The Trustee shall establish the Operating Accounts before Authorized Institutions. If, as per the Trustee’s management system, it would not be necessary to open accounts regarding one or more Operating Accounts and these can be established based on records in its systems, the above limitations shall not apply, provided said records will assure adequate control of the different Operating Accounts as provided for by this Agreement.

Together with the Notification of Operation, the Trustor must give the Trustee (save in connection with the first Securitization Operation carried out under this Trust), a certified check or shall carry out a transfer for $25,000.00 (twenty-five thousand pesos 00/100 Mx. Cy.), which the Trustee shall apply to the opening of the Operating Accounts. This amount, which shall be anticipated by the Trustor, will be reimbursed as per the provisions of the Eleventh Clause hereinabove.

The Trustee shall carry out all actions and execute all instruments necessary to ensure the Operating Accounts corresponding to every Securitization Operation are duly established open and operating at least 12 (twelve) hours before the relevant Operation Date.

If the terms of a Securitization Operation were to require modification of the Operating Accounts arrangement as outlined for in the following Clauses, any such modification shall be clearly set forth in the Features Letter, as well as in the corresponding Issue Documents.

SEVENTEENTH. Initial Funding of the Operative Accounts.

As described in the Eleventh Clause hereinabove, if it were so set forth in the Features Letter, the Trustee shall be able to fund the Operating Accounts with portions of the proceeds from the sale of the Security Certificates corresponding to the Securitization Operation in question.

EIGHTEENTH. General Account.

(a)
The Trustee will receive, through the General Account corresponding to each Securitization Operation, (i) the proceeds from the sale of the corresponding Security Certificates, (ii) through transfers from the Collection Accounts, the proceeds from collection of the Loans that constitute the corresponding Loan Package, as well as the sums corresponding to the indemnities generated as per the Insurance Policies (which have not been returned to the Administrator for the purpose of applying them to the repair of Units), (iii) any sums received by the Administrator deriving from the sale of Units or other assets received as payment in kind, distribution or by any other reason, (iv) any sums paid by the Trustor or the Administrator for the price of a reacquired or acquired Loan as per the terms of this Agreement, the Fiduciary Contribution Agreement and the corresponding Management Agreement, (v) any Advance made by SFN, (vi) any amounts paid by the counterpart of a swap, option or any other financial derivative instrument signed or acquired by the Trustee, (vii) any other amount that, as per the terms of the Issue

EXHIBIT 10.44 (continued)

Documents, would have to be paid through the General Account and (viii) any other amount the Trustee may contribute freely in connection with every Securitization Operation.

(b)
The Trustee shall only be able to make withdrawals from the General Account for the purpose of (i) giving the Administrator those amounts received in payment of financing granted in connection with the payment of the Insurance Policy premiums (provided the Administrator has already paid the corresponding premiums), (ii) carrying out the transfers indicated in section (c) hereinafter and (iii) carrying out the transfers indicated in the Eleventh Clause hereinabove. Any payments to the Trustor or the Administrator will be carried out through electronic transfer to the account the Trustor or the Administrator, as the case may be, designate in writing to the Trustee or, if this were so requested in writing, by way of a certified check.

(c)	The Trustee shall carry out transfers from the General Account to the other Operating Accounts that correspond to each Securitization Operation as per the terms of the Nineteenth Clause hereinafter.

(d)	The Trustee shall keep the General Account records that correspond to each Securitization Operation set forth in the Thirtieth Clause hereinafter.

NINETEENTH. Administration of Operative Accounts.

(a)	The structure and functioning of the Operating Accounts that correspond to each Securitization Operation may vary, depending on the specific features pertaining to each such Securitization Operation.

(b)
In dealing with Securitization Operations that provide for a Revolving Period, the Features Letter shall set forth the manner in which the Revolving Account will be funded, provided such resources will be used as per the terms stipulated in the Twenty-Sixth Clause hereinafter.

(c)
As set forth above, the retirement outline for the Securities issued under a Securitization Operation may vary with each Securitization Operation carried out under this Trust. The Securitization Operations carried out under this Trust and the corresponding Securities may provide for programmed payments of both interest and principal, they may also provide for interest and principal payments representing the flow effectively available for retiring the Securities after having covered certain preferential items or may provide for payment of interest and principal that differ from all of the above. In any case, the Operating Accounts to be established and the functioning of said accounts will be specified in the corresponding Features Letter and Issue Documents.

(d)
Unless the Features Letter and the Issue Documents corresponding to a Securitization Operation provide for a structure or functioning of the Operating Accounts that is different from that which is set forth in section (e) hereinafter, such structure and functioning shall apply in connection with all the Securitization Operations carried out under this Trust.

(e)
In each Transfer Date, the Trustee shall have to transfer from the corresponding General Account to each Operating Account (that is different from the Deposit Account), the amounts that are mentioned hereinafter, in the order in which they appear:

(i)
First, to the Issue’s Maintenance Expense Account, an amount determined by the Trustee as necessary to cover the Issue’s Maintenance Expenses that are to be paid during the period starting on the Working Day immediately after said Transfer Date and ending on the immediately following Transfer Date, provided that, in dealing with an Issue’s Maintenance Expenses that are not payable on a monthly basis, the Trustee shall determine an amount that is equivalent to the corresponding payment divided between the number of Transfer Dates that will elapse before such payment is made.
In order to be able to determine the amount to be transferred to the Issue’s Maintenance Expenses, the Trustee will take into consideration the documentation and information available to it and may consult with the Trustor.

EXHIBIT 10.44 (continued)

(ii)
Second, once the transfer described in the above section (i) is carried out, to the Interest Payment Account, an amount equal to the sum the Common Representative of said Issue notifies in writing to the Trustee as necessary to enable the Interest Payment Account to have resources sufficient for covering the next interest payment due under the Security Certificates (if there are Ordinary Security Certificates and Subordinate Certificates backed by the Ordinary Security Certificates). If the sums in the General Account available for transfer to the Interest Payments Account were not sufficient to reach the level of resources mentioned above, the Trustee shall transfer to the Interest Payments Account all available sums in said General Account, once it has carried out the transfer described in section (i) hereinabove.

Notification of the sums mentioned in the above paragraph shall be made by the Common Representative at least 2 (two) Working Days before the Transfer Date.

If the Common Representative were to fail in timely making the notification referred to hereinabove, the Trustee shall, based on the Title Certificates, the Supplement and all the other Issue Documents, carry out its best faith effort to determine, assisted by the Trustor, the amount to be transferred to the Interest Payments Account.

(iii)
Third, once the transfers described in items (i) and (ii) hereinabove have been made to the Principal Payment Account, a sum determined by the Trustee as necessary to enable the Principal Payment Account to cover the amount of the next principal payment payable under the Security Certificates (if there are Ordinary Security Certificates and Subordinate Certificates under the Ordinary Security Certificates). In case the amounts available in the General Account for transfer to the Principal Payment Account are not sufficient for the aforementioned purpose, the Trustee shall transfer all amounts available in said General Account, once the transfers described in items (i) and (ii) above have been made to the Principal Payment Account.

In order to determine the amount to be transferred to the Principal Payment Account, the Trustee shall take into consideration the Title Certificates, the Supplement and all the Issue Documents and may consult with the Trustor.

(iv)
Fourth, once the transfers described in items (i), (ii) and (iii) above have been made, transfer is to be made to Reserve Account "A" for a sum determined by the Trustee to be necessary to maintain the Required Balance in said Reserve Account "A". In case the amounts available in the General Account for transfer to Reserve Account "A" are not sufficient to reach the level of resources mentioned hereinabove, the Trustee shall transfer all amounts available in said General Account to Reserve Account "A", once the transfers described in items (i), (ii) and (iii) hereinabove have been carried out.

In order to determine the amount to be transferred to Reserve Account "A", the Trustee shall take into consideration the Title Certificates, the Supplement and all the Issue Documents and may consult with the Trustor.

(v)
Fifth, once the transfers described in items (i), (ii), (iii) and (iv) above have been made, transfer is to be made to Reserve Account "B" for a sum determined by the Trustee to be necessary to maintain the Required Balance in said Reserve Account "B". In case the amounts available in the General Account for transfer to Reserve Account "B" are not sufficient to reach the level of resources mentioned hereinabove, the Trustee shall transfer all amounts available in said General Account to Reserve Account "B", once the transfers described in items (i), (ii), (iii) and (iv) hereinabove have been carried out.

In order to determine the amount to be transferred to Reserve Account "B", the Trustee shall take into consideration the Title Certificates, the Supplement and all the Issue Documents and may consult with the Trustor.

EXHIBIT 10.44 (continued)

(vi)
Sixth,

(1) once the transfers described in items (i), (ii), (iii), (iv) and (v) hereinabove have been made and for as long as the Ordinary Security Certificates have not been retired to the Subordinate Payment Account (in case there are Subordinate Certificates), an amount determined by the Trustee to be sufficient for enabling the Subordinate Payment Account to have sufficient resources to cover the next payment of interests payable under the Subordinate Certificates. In case the amounts available in the General Account for their transfer to the Subordinate Payment Account are not sufficient to reach the level of resources considered hereinabove, the Trustee shall transfer all amounts available in said General Account to the Subordinate Payment Account, once the transfers described in items (i), (ii), (iii), (iv) and (v) have been made.

(2) Once the Ordinary Security Certificates have been retired and once the transfers described in items (i), (ii), (iii), (iv) and (v) hereinabove have been made to the Subordinate Payment Account, all amounts available in the General Account for transfer to the Subordinate Payment Account until the principal payable under the Subordinate Certificates is retired fully.

In order to determine the amount to be transferred to the Subordinate Payment Account, the Trustee shall take into consideration the Title Certificates, the Supplement, all the Issue Documents and the Features Letter and may consult with the Trustor.

(vii)
Seventh, once the transfers described in items (i), (ii), (iii), (iv), (v) and (vi) (1) hereinabove and for as long as the Ordinary Security Certificates have not been fully retired, all resources then available in the General Account shall be transferred to the Trustor.

Once all Ordinary Security Certificates have been retired, in consideration that all resources shall be used for redeeming Subordinate Certificates while they have not been redeemed, the Trustor will not receive resources under this item (vii), provided that, once such Subordinate Certificates have been retired, the transfers contained in the Forty-First Clause hereof shall apply.

(f)
In case that, due to force majeure or any unforeseeable events, it were not possible to determine the amounts to be transferred to any of the Operating Accounts, the corresponding resources will be maintained in the General Account, to be applied as per the determination of the Technical Committee, provided the Technical Committee shall comply with the provisions of this Agreement when determining the manner in which said resources are to be applied.

(g)
In case any Common Fund has cash available that does not have a specific designated account as per the provisions of this Clause and the other Clauses in this Agreement, said amounts shall be maintained in the General Account until the next Transfer Date, at which time they will be used as provided for in this Clause.

(h)
As provided for in the corresponding Features Letter and in the Issue Documents, in case an Issue of Security Certificates were to be retired in advance, for any cause, all amounts deposited in the Operating Accounts shall be used for payment of the Security Certificates, the Ordinary Security Certificates receiving priority.

(i) The Trustee deliver to the Trustor and to the Common Representative the reports mentioned in the Thirtieth Clause hereinafter, regarding the Operating Accounts.

TWENTIETH. Issue Maintenance Expense Account.

(a)
The amounts maintained by the Trustee in the Issue Maintenance Expense Account shall be applied by the Trustee exclusively for the purpose of making those payments concerning the Issue Maintenance Expense determined by the Trustee as provided for in section (e) (i) of the previous Clause.

The Trustee shall determine the beneficiaries of each of the corresponding payments taking into

EXHIBIT 10.44 (continued)

consideration the documentation and information it may have at its disposal and may consult with the Trustor.

Said payments shall be carried out through electronic transfer to the accounts of the beneficiaries of said payments or through the delivery of a certified check drawn against said Issue Maintenance Expense Account. The Trustee shall obtain and maintain, from each beneficiary of said payments, the corresponding payment receipts and shall keep a detailed record of every one of said payments, as well as the corresponding receipts.

(b)
If the amounts maintained in the Issue Maintenance Expense Account were not to be sufficient to pay the Issue Maintenance Expenses, the Trustee shall transfer to the Issue Maintenance Expense Account, on the second Working Day immediately preceding the date on which the corresponding payments are to be made at the latest, from Reserve Account "A", from Reserve Account "B", from the Deposit Account or from the Subordinate Payment Account (in this order), the amounts necessary to cover the relevant payments.

(c)	Once all amounts payable under the Securities have been fully paid, the amounts the Trustee maintains in the Issue Maintenance Expense Account will be turned over to the Trustor.

(d)
The Trustee will invest the resources that constitute the Issue Maintenance Expense Account in Allowed Investments.

Such resources shall be invested in Allowed Investments at the terms the Trustee may determine which, based on its calculations, will allow the maintenance of sufficient liquidity in order to cover the corresponding payments of the Issue’s Maintenance Expenses.

Any returns generated by the investment of the resources that constitute the Issue Maintenance Expense Account shall be transferred by the Trustee on each Transfer Date to the General Account, that they may be used as provided for in the Nineteenth Clause hereinabove.

TWENTY-FIRST. Interest Payment Account.

(a)
Amounts maintained by the Trustee in the Interest Payment Account shall be applied by the Trustee exclusively for the purpose of making the interest payments payable under the Security Certificates.

The Common Representative shall notify the Trustee, at least 5 (five) Working Days in advance of each interest payment date, the amount corresponding to said payment date.

If such notification were not delivered, the Trustee shall carry out its best faith efforts to determine the amounts corresponding to such payments. In any case, the Trustee shall base its payments on the terms of the corresponding Title Certificates, the corresponding Supplement and all other relevant Issue Documents.

The Trustee shall carry out the payments on their maturity date through electronic transfer, at Indeval’s address or, if such were the case, at the offices of the Trustee, as designated in the Issue Documents.

The Trustee will keep a detailed record of each such payment and of their corresponding support documentation.

(b)
If the amounts maintained in the Interest Payment Account were not sufficient to carry out the interest payment payable under the Security Certificates, the Trustee shall transfer to the Interest Payment Account, not less than two Working Days immediately before such payment date, from Reserve Account "A", Reserve Account "B", the Deposit Account or the Subordinate Payment Account (in this order), the amounts necessary to carry out the corresponding payment.

EXHIBIT 10.44 (continued)

(c)
If the amounts deposited in Reserve Account "A", Reserve Account "B", in the Deposit Account and in the Subordinate Payment Account were to prove insufficient to cover the payments described hereinabove, the Trustee, if this were necessary and through the Common Representative shall, no later than the third Working Day immediately preceding the relevant payment date, make use of any External Credit Backing which, if applicable, may have been granted to the corresponding Securitization Operation if, as per the terms of such External Credit Backing, it is the Common Representative who is to use such credit backing.

(d)
If, on any Transfer Dates, the Trustee would determine the amounts maintained by the Trustee in the Interest Payment Account are larger than the balance to be maintained in said Interest Payment Account on such a date, any surplus shall be transferred on such a Transfer Date to the General Account, so that it may be used as provided for in the Nineteenth Clause hereinabove.

(e)
Once any amounts payable under the Security Certificates have been fully paid (in the case there are Ordinary Security Certificates and Subordinate Certificates under the Ordinary Security Certificates), any amounts the Trustee may maintain in the Interest Payment Account shall be turned over to the Trustor.

(f)
The Trustee shall invest the resources that constitute the Interest Payment Account in Allowed Investments.

Said resources shall be invested in Allowed Investments at terms maturing at least 3 (three) Working Days before the following interest payment date as provided for in the Security Certificates. After such term, the corresponding resources shall be invested in instruments maturing overnight.

Any returns generated by the investment of the resources constituting the Interest Payment Account shall be transferred by the Trustee on each Transfer Date to the General Account, that they may be used as provided for in the Nineteenth Clause hereinabove.

TWENTY-SECOND. Principal Payment Account.

(a)
Amounts maintained by the Trustee in the Principal Payment Account will be applicable by the Trustee exclusively for the purpose of carrying out the principal payments payable under the Security Certificates.

The Trustee shall determine the amount of payment corresponding to each payment date as provided for in the documentation and information it may have at its disposal and may consult with the Trustor. In any case, the Trustee shall base its payments on the terms of the corresponding Title Certificates, the corresponding Supplement and the other Issue Documents.

The Trustee shall make payments on the date of their maturity through electronic transfer, at Indeval’s address or, as the case may be, at the Trustee’s offices, as provided for in the Issue Documents.

The Trustee shall keep a detailed record of each such payment and of the corresponding supporting documentations.

(b)
If the amounts maintained in the Principal Payment Account were to prove insufficient for covering the principal payments payable under the Security Certificates, the Trustee will transfer to the Principal Payment Account, on the second Working Day immediately preceding the relevant payment date, from Reserve Account "A", Reserve Account "B", the Deposit Account or the Subordinate Payment Account (in this order), the amounts necessary to carry out the corresponding payment.

(c)
In case the amounts deposited in Reserve Account "A", Reserve Account "B", the Deposit Account and the Subordinate Payment Account were to prove insufficient to carry out the payments hereinabove described, the Trustee, if necessary, through the Common Representative shall, no later than the third

EXHIBIT 10.44 (continued)

Working Day immediately preceding the relevant payment date, make use of any External Credit Backing that may have been granted to the corresponding Securitization Operation if, as provided for in the terms of such an External Credit Backing, such resources are to be used by the Common Representative.

(d)
If, on any Transfer Date, the Trustee were to determine that the amounts maintained by the Trustee in the Principal Payment Account are larger than the balance that must be maintained on such Principal Payment Account on such a date, any surplus shall be transferred on such Transfer Date to the General Account, so that it may be used as provided for in the Nineteenth Clause hereinabove.

(e)
Once any amounts payable under the Security Certificates (in case there are Ordinary Security Certificates and Subordinate Certificates under the Ordinary Security Certificates) would have been fully paid, the amounts maintained by the Trustee in the Principal Payment Account will be turned over to the Trustor.

(f)
The Trustee shall invest the resources that constitute the Principal Payment Account in Allowed Investments.

Said resources shall be invested in Allowed Investments at terms maturing at least 3 (three) Working Days before the next payment date as provided for in the Security Certificates. After such maturity, the corresponding resources will be invested in instruments maturing overnight.

Any returns generated by the investment of the resources that constitute the Principal Payment Account are to be transferred by the Trustee on each Transfer Date to the General Account, that they may be used as provided for in the Nineteenth Clause hereinabove.

TWENTY-THIRD. Reserve Account "A".

(a)
The amounts maintained by the Trustee in Reserve Account "A" will be used by the Trustee exclusively for the purpose of supplementing the amounts necessary to carry out Issue Maintenance Expenses payments and payments payable under the Security Certificates, as described in section (b) of the Twentieth Clause, section (b) of the Twenty-First Clause and section (b) of the Twenty-Second Clause.

The Trustee shall keep a detailed record of each of the transfers carried out from said Reserve Account "A" to the Issue Maintenance Expense Account, to the Interest Payment Account, to the Principal Payment Account and of all the corresponding supporting documentation.

(b)
In the case that, on any Transfer Date, the Trustee would determine that the amounts maintained by the Trustee in Reserve Account "A" are larger than the Required Balance for Reserve Account "A" on such a date, any surplus will be transferred on said Transfer Date to the General Account, that it may be used as provided for in the Nineteenth Clause hereinabove.

(c)
Once any amounts payable under the Security Certificates (in case there are Ordinary Security Certificates and Subordinate Certificates under the Ordinary Security Certificates) have been fully paid, the amounts the Trustee maintains in Reserve Account "A" will be turned over to the Trustor.

(d)
The Trustee shall invest the resources that constitute Reserve Account "A" in Allowed Investments.

Such resources shall be invested in Allowed Investments at a term maturing at least 3 (three) Working Days before the next interest and/or principal payment date as provided by the Security Certificates. After such maturity, the corresponding resources will be invested in instruments maturing overnight.

Any returns generated through the investment of the resources that constitute Reserve Account "A" will be transferred by the Trustee on each Transfer Date to the General Account, that it may be used as provided for in the Nineteenth Clause hereinabove.

EXHIBIT 10.44 (continued)

TWENTY-FOURTH. Reserve Account "B".

(a)
The amounts maintained by the Trustee in Reserve Account "B" will be used by the Trustee exclusively for the purpose of supplementing the amounts necessary to carry out Issue Maintenance Expenses payments and payments payable under the Security Certificates, as described in section (b) of the Twentieth Clause, section (b) of the Twenty-First Clause and section (b) of the Twenty-Second Clause.

The Trustee shall keep a detailed record of each of the transfers carried out from said Reserve Account "B" to the Issue Maintenance Expense Account, to the Interest Payment Account, to the Principal Payment Account and of all the corresponding supporting documentation.

(b)
In the case that, on any Transfer Date, the Trustee would determine that the amounts maintained by the Trustee in Reserve Account "B" are larger than the Required Balance for Reserve Account "B" on such a date, any surplus will be transferred on said Transfer Date to the General Account, that it may be used as provided for in the Nineteenth Clause hereinabove.

(c)
Once any amounts payable under the Security Certificates (in case there are Ordinary Security Certificates and Subordinate Certificates under the Ordinary Security Certificates) have been fully paid, the amounts the Trustee maintains in Reserve Account "B" will be delivered to the Trustor.

(d)
The Trustee shall invest the resources that constitute Reserve Account "B" in Allowed Investments.

Such resources shall be invested in Allowed Investments at a term maturing at least 3 (three) Working Days before the next interest and/or principal payment date as provided by the Security Certificates. After such maturity, the corresponding resources will be invested in instruments maturing overnight.

Any returns generated through the investment of the resources that constitute Reserve Account "B" will be transferred by the Trustee on each Transfer Date to the General Account, that it may be used as provided for in the Nineteenth Clause hereinabove.

TWENTY-FIFTH. Subordinate Payment Account.

(a)
The amounts maintained by the Trustee in the Subordinate Payment Account will be applicable by the Trustee (i) to carry out the interest and principal payments payable under the Subordinate Certificates and (ii) to supplement the amounts needed to carry out payments of the Issue Maintenance Expenses and payments under the Security Certificates as described in section (b) of the Twentieth Clause, section (b) of the Twenty-First Clause and section (b) of the Twenty-Second Clause.
The Trustee shall determine the amount of the payment corresponding to such payment date as provided for in the documentation and information it may have at its disposal and may consult with the Trustor. In any case, the Trustee shall base its payments as provided for in the certificates representing the Subordinate Certificates.

The Trustee shall carry out the payments on their maturity date through electronic transfer at Indeval’s address or, as the case may be, at the Trustee’s offices, as provided for in the Issue Documents.

The Trustee shall keep a detailed record of any such payment and of their corresponding supporting documentation.

(b)
If the amounts maintained in the Payment Account or in the Subordinate Account were to prove insufficient to cover interest or principal payments payable under the Subordinate Certificates, the Holders of Subordinate Certificates will receive only the amounts available in the Subordinate Payment Account, provided that any amounts payable but unpaid shall accumulate and will be payable on the next corresponding payment date.

EXHIBIT 10.44 (continued)

(c)
In the case that, on any Transfer Date, the Trustee were to determine that the amounts maintained by the Trustee in the Subordinate Payment Account are larger than the balance that should be maintained in such Subordinate Payment Account on that date, any surplus will be transferred on said Transfer Date to the General Account, that it may be used as provided for in the Nineteenth Clause hereinabove.

(d)	Once any amounts payable under the Securities have been fully paid, the amounts the Trustee maintains in the Subordinate Payment Account will be turned over to the Trustor.

(e)
The Trustee shall invest the resources that constitute the Subordinate Payment Account in Allowed Investments.

Said resources shall be invested in Allowed Investments at maturities at least 3 (three) Working Days before the following interest payment date as provided for in the Subordinate Certificates. After such maturity, the corresponding resources shall be invested in instruments maturing overnight.

Any returns generated by the investment of the resources that constitute the Subordinate Payment Account will be transferred by the Trustee on each Transfer Date to the General Account, that they may be used as provided for in the Nineteenth Clause hereinabove.

TWENTY-SIXTH. Revolving Account.

(a)
The amounts maintained by the Trustee in the Revolving Account will be applied by the Trustee to pay the Trustor its compensation for contributing to the Additional Credits, as determined by the Appraiser (as applicable) and as specified in the corresponding Credit Certificate.

Such payments shall be carried out through electronic transfer to the account of the Trustor or through delivery of a certified check drawn against such Revolving Account. The Trustee shall obtain and maintain from the Trustor the corresponding payment receipts and shall keep a detailed record of any such payments and of their corresponding receipts.

(b)
In case that, on any Transfer Date, the Trustee were to determine that the amounts maintained by the Trustee in the Revolving Account are larger than the balance that should be maintained in such Revolving Account on such a date, any surplus should be transferred on such Transfer Date to the General Account, that it may be used as provided for in the Nineteenth Clause hereinabove.

(c)	Once any amounts payable under the Securities have been fully paid, the amounts the Trustee may maintain in the Revolving Account will be turned over to the Trustor.

(d)
The Trustee shall invest the resources that constitute part of the Revolving Account in Allowed Investments.

Such resources shall be invested in Allowed Investments maturing at least 3 (three) Working Days before the next date on which, as provided for in the corresponding Securitization Operation, Additional Credits may be acquired or, were it possible to acquire Additional Credits on any date, in instruments maturing overnight.

Any returns generated by the investment of the resources that constitute the Revolving Account will be transferred by the Trustee on each Transfer Date to the General Account, that they may be used as provided for in the Nineteenth Clause hereinabove.

EXHIBIT 10.44 (continued)

TWENTY-SEVENTH. Deposit Account.

(a)
The Deposit Account that corresponds to each Securitization Operation may be initially funded either with resources the Trustor contribute to the Trust or through the application of resources deriving from the Placement of Security Certificates as provided for in the Eleventh Clause hereinabove. The manner in which the Deposit Account is to be funded will be detailed, for every Securitization Operation, in the Features Letter and in the other Issue Documents.

(b)
The amounts maintained by the Trustee in the Deposit Account will be applied by the Trustee (i) to carry out any payable payments or the last payable payment as provided for in the terms of any Loan, as per the instructions received by the Trustee from the Administrator and (ii) to supplement the amounts necessary to cover payments of an Issue’s Maintenance Expenses and payments under the Security Certificates, as described in section (b) of the Twentieth Clause, section (b) of the Twenty-First Clause and section (b) of the Twenty-Second Clause.

Said amounts may also be returned by the Trustee to the Trustor (for their further return to their corresponding Debtor) if the Administrator were to notify the Trustee that all payments payable under the corresponding Loans have been made or the Trustor or the Administrator in case of a Loan substitution, reacquisition or acquisition as provided for in the Ninth Clause hereof, provided that, in case of a substitution, the Trustor shall give the Trustee an amount equivalent to the guarantee deposit of the Substitute Loans.

Said payments shall be carried out through electronic transfers to the General Account or through electronic transfer to the Trustor’s or to the Administrator’s account, as the case may be, or through the delivery of a certified check drawn against said Deposit Account. The Trustee shall obtain and maintain from the Trustor or the Administrator, the corresponding payment receipts and shall keep a detailed record of any such payments and of their corresponding receipts.

(c)
In the case that, on any Transfer Date, the Trustee were to determine that the amounts maintained by the Trustee in the Deposit Account are larger than the balance that should be kept on said Deposit Account on such a date, any surplus shall be transferred on the Transfer Date to the General Account, that it may be used as provided for in the Nineteenth Clause hereinabove.

(d)	Once any amounts payable under the Securities have been fully paid, the amounts maintained by the Trustee in the Deposit Account will be turned over to the Trustor.

(e)
The Trustee shall invest the resources that constitute the Deposit Account in Allowed Investments.

Said resources shall be invested in Allowed Investments maturing on the date the Trustee may determine, based upon the number of Loans constituting the Loan Package and the reports the Administrator may receive, so as to maintain liquidity sufficient to carry out the payments that should be made as provided for in this Clause.

Any returns generated by the investment of the resources that constitute the Revolving Account will be transferred by the Trustee on each Transfer Date to the General Account, that they may be used as provided for in the Nineteenth Clause hereinabove.

(f)
The Trustee and the Trustor acknowledge that, in case the amounts maintained in the Deposit Account are used as provided for in section (b) above, each corresponding Debtor shall be credited with the making of the corresponding payments as provided for in the corresponding Loan Agreements.

(g)
As provided for in the Thirtieth Clause of this Agreement, the financial statements prepared and maintained in connection with the Trust’s Assets shall include a section identifying the Trust’s liabilities towards the Debtors that may derive from the "guarantee deposits" received in connection with the Loans.

EXHIBIT 10.44 (continued)

TWENTY-EIGHTH. Holders of Securities; Guarantor.

(a)
The Security Holders, in sole consideration of their acquisition of said Securities, shall be subject to this Agreement’s and of the corresponding Title Certificate’s or certificate’s provisions, expressly including the jurisdictional submission contained in the Forty-Seventh Clause hereof.

It is also understood that they have taken into account the features of the Loan Package backing the corresponding Securitization Operation, taking on the risk that, if collection of same is not sufficient to cover the payments payable under the Securities, such payments will be carried out, regardless of any External Credit Backing the Guarantor may grant and/or any Internal Credit Backing implemented, partly with the cash available in the corresponding Common Fund and the rest through donation in kind for the payment of the existing Loans in the corresponding Common Fund, either through the Common Representative or directly to the corresponding Holders, as may have been previously resolved in the general assembly of corresponding Security Holders.

(b)
The Guarantor, in sole consideration of the External Credit Backing granting, shall be subjected to this Agreement’s stipulations, expressly including (as applicable) the jurisdictional submission contained in the Forty-Seventh Clause hereof.

TWENTY-NINTH. Powers and Obligations of the Trustee; Defense of the Trust Assets.

(a)
The Trustee shall have all the powers necessary for it to carry out the objectives of this Trust, as provided for in article 391 of the Securities and Credit Operations General Law (LGTOC) and shall conduct itself as per the terms of this Agreement in following the instructions given to it by those authorized for such purpose in the terms of this Agreement and its Exhibits, as would a good family head.

(b)
The Trustee will not be held accountable for: (i) deeds or omissions by the other parties hereto, or by third parties or authorities that may prevent or make difficult the compliance of the objectives of this Trust; (ii) any delays or non-compliance of payment due to insufficient resources in the Collection Accounts or in the Operating Accounts or in the Trust’s Assets in general; or (iii) any notification relating to preventing or non-compliance events that may surge in connection with the provisions of this Trust.

(c)
Were the Trustee to acquire knowledge about the existence of any non-compliance of this Agreement or of any of the documents contemplated hereby or were it to receive a notification of a judicial or administrative nature or of any other nature regarding this Trust or for any other reason that may make it necessary to defend the Trust’s Assets, it shall notify the Technical Committee, the Trustor and the Common Representative of each Issue or of the corresponding Issue (were such an event or circumstance to affect only an individual Securitization Operation) immediately after it acquires knowledge of such event or circumstance or on the date on which it might receive the relevant notification.

(d)
In the case described in section (c) above, the Trustee shall grant the Representatives a general or special power of attorney, in the terms and conditions so indicated by the Common Representative (as per the powers given to it in the Title or Titles Certificate for each Issue). All fees and any other expenses and costs incurred by reason of such a conflict or defense shall be covered by resources from the corresponding Issue’s Common Fund and neither the Trustee nor the Common Representative will incur any liabilities, save for negligence or bad faith on the part of the Trustee.

The Trustee will not be liable for the actions of the Representatives, unless the appointing of any such Representative would have been done negligently, with wrongful intent or in bad faith or if such a Representative’s actions would have been the result of the Trustee’s negligence, wrongful intent or bad faith.

EXHIBIT 10.44 (continued)

(e)
In case of emergency the lack of immediate attention to which might importantly damage the Trust’s Assets, the Trustee shall carry out all necessary actions to preserve the Trust’s Patrimony, without thereby limiting the obligations of the Common Representative of each Issue to designate in as timely a way as possible the corresponding Representative; the above provided that if, for any reason, a Representative is not designated within 5 (five) Business Days following the emergence of the relevant emergency, the Trustee shall designate the Representative it may deem satisfactory without incurring any liabilities and such designation shall remain in effect for as long as the corresponding Issue’s Common Representative might continue not to designate a Representative as provided for in this Clause.

(f)
Were the Trust or the Trustee to lose any corresponding trials, payment of costs and expenses shall be covered with the Trust’s Assets, save for negligence, wrongful intent or bad faith on the part of the Trustee. This provision will be transcribed in all powers-of-attorney granted, with no liabilities incurred by the Trustee if the Trust’s Assets were to prove insufficient to cover such costs and expenses.

(g)
The Trustee will not be under any obligations to pay for any expenses from its own assets nor to incur any financial obligations that are different from those it takes on as Trustee; therefore, for the purpose of any expenses it should make for furthering the objectives of the Trust, these shall be covered by the Trust’s Assets, with no liabilities incurred by the Trustee were it not to receive sufficient funds in a timely fashion.

(h)
The Trustee will be free of any liabilities when acting as provided for in this Agreement following instructions from parties authorized to give such instructions, as per the terms of this Agreement and its Exhibits,

(i)
Unless otherwise provided for in this Agreement, the Trustee will not be obliged to confirm or verify the authenticity of any reports or certificates delivered as provided for by this Agreement or by the Management Agreement.

(j)	Unless otherwise provided for in this Agreement, the Trustee shall not be liable for any declarations made by any parties hereto, either in this Agreement or in any other document related to it.

(k)
If any relevant situations were to arise in connection with any Securitization Operation that may affect the price of the Securities or the rights of their Holders, the Trustee shall notify the Holders’ Common Representative, the members of the Technical Committee and the Trustor as soon as possible. Save for its obligations under the rest of the sections of this Clause and of the rest of this Agreement’s Clauses, the Trustee shall have no further obligations regarding any such situations.

(l)	Without limiting the above and unless otherwise set forth in this Agreement, the Trustee, its officials, delegate officials, employees and agents:

(1) shall not incur any obligation or responsibility save for those expressly set forth in this Agreement and in any other documents relating to it and those that may derive from applicable laws;

(2)
may, in case this Agreement does not provide for a specific situation or does not stipulate who is empowered to give it instructions regarding any specific situation or affair, abstain from acting in connection with such a situation or affair, provided the Trustee may request instructions from the Technical Committee regarding the manner in which it should conduct itself in connection therewith and will incur no liabilities in following directions received from such Technical Committee in connection thereto;

(3)
shall only be liable for their actions if such actions were to contradict the provisions of this Agreement, the instructions given by parties authorized to give such instructions in the terms of this Agreement, applicable legal provisions or if such actions were to constitute negligence, wrongful intent or bad faith;

EXHIBIT 10.44 (continued)

	(4)	may, were it to be required as per the provisions of this Agreement, consult with any legal or fiscal expert or with experts in any other field, at its sole discretion; and

(5)
shall not be responsible for determining or investigating compliance with parts of this Agreement or with any provisions, conditions or obligations taken on by any of them as provided by this Agreement or by any other document relating to it, provided that, if they were to have knowledge of any such non-compliance on the part of the Trustor or the Administrator, they shall notify the Technical Committee, in writing, as soon as possible, the existence of such non-compliance.

(m)	The parties hereto acknowledge and accept that the Trustee’s actions will be carried out only as Trustee of this Trust and in compliance with its provisions.

THIRTIETH. Trustee’s Obligations to Report; Access to Information.

(a)
The Trustee shall have the obligation to give the corresponding Common Representative, the Trustor and the Technical Committee, on a monthly basis and within the first 15 (fifteen) calendar days of each month, the reports or information provided for hereinafter in connection with the Common Fund and the Operating Accounts corresponding to every Securitization Operation:

(1)
A report reflecting the status of the corresponding Common Fund. Such report shall contain, as a minimum, (i) the Loans attached to the corresponding Common Fund, identified by its corresponding identification number or code and (ii) the balance of each of the corresponding Operating Accounts as of the last month of the month immediately preceding the month on which the relevant report is delivered.

(2)
A statement reflecting all the movements that have taken place in the Collection Accounts (save for the detailing of the deposits carried out in such accounts) during the calendar month immediately preceding the month on which the statement is delivered (for the purposes of this Clause, said calendar month, the "Reported Month") including, at a minimum, (i) the balance of each of the Collection Accounts as of the start of the Reported Month, (ii) the balance of each of the Collection Accounts as of the close of the Reported Month, (iii) the dates and amounts of the transfers carried out from the Collection Accounts to the General Account or to the Trustor and to the Administrator during the Reported Month and (iv) the returns generated by the resources corresponding to such Collection Accounts during the Reported Month, as the case may be.

(3)
A statement reflecting all the movements that may have taken place in the General Account during the Reported Month including, at a minimum, (i) the balance of the General Account as of the start of the Reported Month, (ii) the balance of the General Account as of the close of the Reported Month, (iii) the dates and amounts of the deposits made to the General Account during the Reported Month, (iv) the dates and amounts of transfers made from the General Account to the other Operating Accounts (identifying such Operating Accounts) during the Reported Month and (v) the returns generated by the resources corresponding to such General Account during the Reported Month.

(4)
A statement reflecting all the movements carried out in the Issue Maintenance Expense Account during the Reported Month including, at a minimum, (i) the balance of the Issue Maintenance Expense Account as of the start of the Reported Month, (ii) the balance of the Issue Maintenance Expense Account as of the close of the Reported Month, (iii) the dates and amounts of the deposits made to the Issue Maintenance Expense Account during the Reported Month, (iv) the dates and amounts of the payments made, drawn against the Issue Maintenance Expense Account, identifying therein the name of the beneficiaries of such payments and the items paid during the Reported Month and (v) the returns generated by the resources corresponding to such Issue Maintenance Expense Account during the Reported Month.

EXHIBIT 10.44 (continued)

(5)
A statement reflecting all the movements that may have taken place in the Interest Payment Account during the Reported Month including, at a minimum, (i) the balance of the Interest Payment Account as of the start of the Reported Month, (ii) the balance of the Interest Payment Account as of the close of the Reported Month, (iii) the dates and amounts of the deposits made to the Interest Payment Account during the Reported Month, (iv) the dates and amounts of the payments made, drawn against the Interest Payment Account, identifying therein the items paid during the Reported Month and (v) the returns generated by the resources corresponding to such Interest Payment Account during the Reported Month.

(6)
A statement reflecting all the movements that may have taken place in the Principal Payment Account during the Reported Month including, at a minimum, (i) the balance of the Principal Payment Account as of the start of the Reported Month, (ii) the balance of the Principal Payment Account as of the close of the Reported Month, (iii) the dates and amounts of the deposits made to the Principal Payment Account during the Reported Month, (iv) the dates and amounts of the payments made, drawn against the Principal Payment Account, identifying therein the items paid during the Reported Month and (v) the returns generated by the resources corresponding to such Principal Payment Account during the Reported Month.

(7)
A statement reflecting all the movements that may have taken place in Reserve Account "A" during the Reported Month including, at a minimum, (i) the balance of Reserve Account "A" as of the start of the Reported Month, (ii) the balance of Reserve Account "A" as of the close of the Reported Month, (iii) the dates and amounts of the deposits made to Reserve Account "A" during the Reported Month, (iv) the dates and amounts of the payments made from Reserve Account "A" to the Issue Maintenance Expense Account, the Interest Payment Account and the Principal Payment Account during the Reported Month and (v) the returns generated by the resources corresponding to such Reserve Account "A" during the Reported Month.

(8)
A statement reflecting all the movements that may have taken place in Reserve Account "B" during the Reported Month including, at a minimum, (i) the balance of Reserve Account "B" as of the start of the Reported Month, (ii) the balance of Reserve Account "B" as of the close of the Reported Month, (iii) the dates and amounts of the deposits made to Reserve Account "B" during the Reported Month, (iv) the dates and amounts of the payments made from Reserve Account "B" to the Issue Maintenance Expense Account, the Interest Payment Account and the Principal Payment Account during the Reported Month and (v) the returns generated by the resources corresponding to such Reserve Account "B" during the Reported Month.

(9)
A statement reflecting all the movements that may have taken place in Subordinate Payment Account during the Reported Month including, at a minimum, (i) the balance of Subordinate Payment Account as of the start of the Reported Month, (ii) the balance of Subordinate Payment Account as of the close of the Reported Month, (iii) the dates and amounts of the deposits made to Subordinate Payment Account during the Reported Month, (iv) the dates and amounts of the payments made from resources from Subordinate Payment Account, identifying therein the items paid during the Reported Month and, if applicable, the dates and amounts of transfers made from Subordinate Payment Account to the Issue Maintenance Expense Account, the Interest Payment Account and the Principal Payment Account during the Reported Month and (v) the returns generated by the resources corresponding to such Subordinate Payment Account during the Reported Month.

(10)
A statement reflecting all the movements that may have taken place in the Revolving Account during the Reported Month including, at a minimum, (i) the balance of the Revolving Account as of the start of the Reported Month, (ii) the balance of the Revolving Account as of the close of the Reported Month, (iii) the dates and amounts of the deposits made to the Revolving Account during the Reported Month, (iv) the dates and amounts of the payments made from resources belonging to the Revolving Account, identifying therein the Additional Loans acquired during the Reported Month and, if applicable, the dates and amounts of transfers made

EXHIBIT 10.44 (continued)

from Subordinate Payment Account to the Issue Maintenance Expense Account, the Interest Payment Account and the Principal Payment Account during the Reported Month and (v) the returns generated by the resources corresponding to such Revolving Account during the Reported Month.

(11)
A statement reflecting all the movements that may have taken place in the Deposit Account during the Reported Month including, at a minimum, (i) the balance of the Deposit Account as of the start of the Reported Month, (ii) the balance of the Deposit Account as of the close of the Reported Month, (iii) the dates and amounts of the deposits made to the Deposit Account during the Reported Month, (iv) the dates and amounts of transfers made from the Deposit Account, to the General Account, the Issue Maintenance Expense Account, the Interest Payment Account and to the Principal Payment Account during the Reported Month and (v) the returns generated by the resources corresponding to such Deposit Account during the Reported Month.

(b)
Within 15 (fifteen) days following the date on which it may receive a written request to this end, the Trustee shall give each Issue’s Common Representative, the Trustor (unless the Trustor is the same person as the Administrator) and the Technical Committee for each Securitization Operation the information it may receive from the Administrator during the Reported Month, as per the terms of the Management Agreement corresponding to the relevant Securitization Operation. In every case, it shall maintain such information at the disposal of the aforementioned parties, as provided for in section (c) hereinafter.

(c)
If presented with a written request at least 24 (twenty-four) hours in advance, the Trustee shall allow the any Issue’s Common Representative, the Trustor, the Appraiser and their duly appointed representatives, full access during working hours and without disrupting the Trustee’s operations to the registers, files and correspondence the Trustee may have regarding the relevant Securitization Operation and Common Fund. The Common Representative, the Trustor, the Appraiser and their duly appointed representatives shall have the right to and may review solely those records, files and correspondence belonging to the Trustee that relate to the Trust, as well as to take notes and make copies of them. The Trustee will also lend the Common Representative, the Appraiser or their duly appointed representatives any assistance they may reasonably require for the purposes of this section (c).

(d)
As per the provisions of fraction IV of stipulation 4.005.00 of the Generalities, First Section, Chapter Two of the Regulations, the Trustee shall give the Mexican Stock Exchange (BMV) all information provided for in stipulation 4.033.00 and in the Second Section of Chapter Five of Title Four of the Regulations, concerning the Trust’s Assets and the corresponding Common Fund and, in case of non-compliance, it may be liable to the penalties provided for in Title Eleven of the Regulations, as applied through the relevant disciplinary organisms and procedures.

Also, the Trustee, the Guarantor and any other party that may have an obligation in connection with the Security Certificates issued under any of the Issues provided for by the Trust shall give the Mexican Stock Exchange (BMV) all information provided for in stipulation 4.033.00 and in the Second Section of Chapter Five of Title Four of the Regulations, concerning the Security Certificates; furthermore, in case of non-compliance, they may be liable to the penalties provided for in Title Eleven of the Regulations, as applied through the relevant disciplinary organisms and procedures.

(e)
The Trustee shall also be obliged to comply with all the requirements for the delivery or divulging of information that a Trustee might be liable for in terms of the LMV (Mexican Securities Law) and any other applicable regulations, provided that the Trustee shall have to give the Common Representative of each Issue any report, financial statements or communications connected with the Issue that it might give the CNBV or the BMV within 15 (fifteen) calendar days following such a delivery.

Specifically, the Trustee shall prepare yearly and quarterly financial statements regarding the Trust’s Assets, therein itemizing each of the Common Funds that may correspond to the Operations carried out

EXHIBIT 10.44 (continued)

under this Trust. The yearly financial statements shall be audited by the Auditor. Such yearly and quarterly financial statements will be delivered to the relevant authorities and to the Common Representative of each Issue as provided for in the above paragraph.

Aside from any mandatory accounts or items, financial statements prepared in connection with the Trust’s Assets shall include an item identifying the Trust’s liabilities regarding Debtors that may derive from the "guarantee deposits" received in connection with the Loans.

(f)
The Trustee shall inform in writing the Common Representative of each Issue, within 3 (three) Working Days after the Trustee acquires such knowledge, of any event that has a substantial adverse effect or may have one on the financial situation of the relevant Common Fund.

THIRTY-FIRST. Loan Reviews.

As provided for in each Securitization Operation, in the corresponding Features Letter and in the Issue Documents, if the Common Representative may so request, it may be agreed that the Auditor carries out revisions of the Loan Package corresponding to the relevant Securitization Operation.

Revision criteria and policies, as well as other requirements will be established for every individual Securitization Operation.

THIRTY-SECOND. Powers and Obligations of the Common Representative.

The parties hereto agree that the Common Representative for the Security Certificates Holders of each issue shall be appointed by the Trustor and its appointment shall be reflected in the corresponding Features Letter and in the Title Certificates. The Common Representative for the Security Certificates Holders, aside from the powers and obligations that are inherent to its position as provided for by applicable laws and by the provisions hereof, shall have the powers and obligations stipulated in the Title Certificates corresponding to every issue of Security Certificates.

THIRTY-THIRD. The Technical Committee.

(a)
Technical Committees. As per the provisions of article 80 of the LIC (Credit Institutions Law), the parties hereto agree that every Securitization Operation carried out under this Agreement shall have a Technical Committee constituted by 3 (three) or 4 (four) Full Members and their corresponding Substitute Members.

(b)	Appointment and Removal of Members.

(i)
In dealing with Securitization Operations that do not have External Credit Backing, the Technical Committees shall be formed by 3 (three) Full Members and their corresponding Substitute Members of which 1 (one) Full Member and his/her corresponding Substitute Member shall be appointed by the Trustor and 2 (two) Full Members and their corresponding Substitute Members shall be appointed by the Common Representative.

(ii)
In dealing with Securitization Operations with External Credit Backing, unless the entity granting such backing is the Trustor or an entity affiliated with it (in which case the Technical Committee shall be integrated as provided for in the preceding section (i)), the Technical Committees shall have 4 (four) Full Members and their corresponding Substitute Members, of which 1 (one) Full Member and his/her corresponding Substitute Member shall be appointed by the Trustor, 2 (two) Full Members and their corresponding Substitute Members shall be appointed by the Common Representative and 1 (one) Full Member and his/her corresponding Substitute Member shall be appointed by the Guarantor.

Technical Committee Members shall be appointed by each of the parties mentioned

EXHIBIT 10.44 (continued)

hereinabove through written notification addressed to the Trustee as per the provisions of the Thirty-Ninth Clause hereinafter.

The Trustor and the Common Representative may freely remove and substitute, at any time, any of the Members they may have each designated, by giving written notice to the Trustee as provided for in the Thirty-Ninth Clause hereinafter.

Any Member of the Technical Committee may resign by giving the Trustee written notification, in which case the party that may have appointed such Member will be able to appoint a substitute Member.

The Members of a Technical Committee will receive no compensation for their participation in such a Technical Committee.

Each Member shall have the right to be heard and to vote in the Technical Committee’s sessions, provided any Substitute Member will only be able to vote in Technical Committee sessions in the absence of the corresponding Full Member.

A Member of the Technical Committee that may have been appointed by the Common Representative shall be the president of said Technical Committee and shall have the deciding vote in case of a tie.

Members of the Technical Committee will abstain from participating and voting in connection with affairs in which the party that may have appointed them has a conflict of interest.

Every 6 (six) months, as counted from the Date of Operation, the Trustee shall advice the Rating Agencies that may have rated the corresponding Security Certificates, of the integration of the corresponding Technical Committee.

I	Powers of the Technical Committee. The Technical Committee shall have the following powers:

(i)
If a Substitution Event were to arise in connection with the corresponding Management Agreement, to confirm the happening of such a Substitution Event and to resolve on the removal of the Administrator, provided that the Technical Committee shall adhere to the conditions and procedures established therefore in the Management Agreement;

	(ii)	To receive from the Trustee and the Administrator all reports and information mentioned in this Agreement’s Thirtieth Clause and in the Management Agreement, as the case may be;

	(iii)	To resolve everything that is not provided for in this Agreement; and

(iv)
Any others deriving from the provisions of this Agreement, from the Management Agreement or from the Trust Contribution Agreements, as well as any others that were necessary to comply with the objectives of this Trust.

(d)	Technical Committee Session. Each Technical Committee shall hold sessions as per the following rules:

(i)
Sessions will be carried out in Mexico City, Federal District, at any time and as often as may be necessary to ensure the Trust’s objectives and as required by the specific Securitization Operation through a summons made by any of its Members as per the provisions in section (d) (iii) hereinafter;

(ii)
A record will be generated for very session of the Technical Committee, therein describing a description of the items considered and recording each and every resolution adopted by the Technical Committee in the relevant session. Such a record will be signed by all Members present in the session. Such record shall be accompanied by a copy of the summons given to each of the Members, as well as a copy of any other documents presented at the session.

EXHIBIT 10.44 (continued)

(iii)
Every summons for a session of the Technical Committee will have to be made in writing and signed by the summoning party; it shall also include the agenda for the session, as well as the date, time and place for it, which, in every case, shall be in Mexico City, Federal District. Every summons shall be delivered physically or via facsimile to the address or facsimile number of every Member as per the stipulations of the Thirty-Ninth Clause hereinafter or in the corresponding appointment notification; the summons delivery shall be receipt-acknowledged or confirmed and should be sent at least 3 (three) Working Days before the date proposed for the session convened. For the purposes of this section, the addresses of the Members shall be deemed as the same of the party that may have appointed each such Member, as provided for in the Thirty-Ninth Clause, or such address that may have been designated in the Members appointment notification mentioned in section (b) above. No summons will be necessary when, at the time of a Technical Committee vote, all Full Members or their corresponding Substitute Members of such a Committee are present.

(iv)
In order for the Technical Committee to hold a valid session a majority of Full or Substitute members will have to be present. The Members of the Technical Committee may invite other parties to the Technical Committee’s sessions including, without limitation, any Placement Agent or Rating Agency, provided such invited parties may be heard but will not have the right to vote. The Trustee may assist to all the sessions of the Technical Committee and shall have the right to be heard, but not to vote.

(v)
In order for the resolutions of the Technical Committee to be valid, they should be adopted by a majority of voting Members present in a session validly convened, provided that the Member appointed by the Common Representative who shall preside the Technical Committee’s session shall have a deciding vote in case of a tie.

(e)
Notifications to the Trustee. The Technical Committee’s resolutions shall be notified in writing to the Trustee through delivery of a copy of the record made in connection with the relevant session, which record shall be duly signed by the session’s attendants; such notifications shall be delivered to the Trustee no later than 5 (five) Working Days immediately after the date on which a session was held. The Trustee will not be liable for the execution of any instructions from the Technical Committee that may violate the contents of this Agreement or the provisions of any Title Certificate.

(f)	Duration of the Technical Committee. Each Technical Committee will continue to be validly constituted as long as the Issue for which it may have been appointed continues to be in force and effect.

THIRTY-FOURTH. Appraisal.

Subject to the provisions of every specific Securitization Operation, the Appraiser may appraise any Loans contributed to the Trust at the moment the Securitization Operation in question is carried out, as well as any Additional Loans, loans contributed in substitution of previously contributed Loans and Extraordinary Loans.

Appraisals made by the Appraiser shall be based upon information it may receive from the Trustor (in dealing with contributions made at the moment the corresponding Securitization Operation is carried out) and, additionally, upon information given by the Trustee (in dealing with the contribution of Additional Loans, Loan substitutions and contributions of Extraordinary Loans).

The criteria the Appraiser shall use for carrying out the appraisals described above shall be those designated in the Issue Documents corresponding to each Securitization Operation.

THIRTY-FIFTH. Fees.

The Trustee will collect a fee in connection with every Issue carried out under this Trust, in the amounts described in Exhibit "L" hereto.

EXHIBIT 10.44 (continued)

Fees payable to the Trustee as per this Clause shall be considered Issue Maintenance Expenses and will be paid with funds drawn from the resources maintained in the Issue Maintenance Expense Account that corresponds to every Securitization Operation.

The Trustee acknowledges that the fees corresponding to a Securitization Operation shall only be payable with the resources of the Issue Maintenance Expense Account that may correspond to such operation and that it shall have no right over the Operating Accounts of the other Securitization Operations carried out under this Trust, with regards to the mentioned fees.

The Trustee’s fees shall generate the corresponding Value Added Tax.

THIRTY-SIXTH. Expenses.

(a)
The Trustor shall anticipate the Issue Expenses corresponding to any Securitization Operation carried out under this Trust, as set forth in this Agreement’s Eleventh Clause, provided that it will be reimbursed for any such Issue Expenses from the Placement proceeds of the corresponding Security Certificates. Such reimbursement shall be carried out according to the provisions of the Eleventh Clause hereinabove.

(b)	Issue Maintenance Expenses will be paid from the funds that correspond to each Issue’s Issue Maintenance Expense Account.

(c)
Any taxes not related to the Issue or Securitization Operation shall be paid by the Trustor as provided for in section (d) hereinafter. Any taxes that may be generated in connection with the Securitization Operation and which, by their nature, are not payable by the Trustor, may be charged to the Issue Maintenance Expense Account, requiring the previous agreement of the Technical Committee therefore.

(d)
The Trustor agrees to pay, for every Securitization Operation carried out under this Trust, all costs, expenses, taxes and rights, as applicable, incurred by the Trustee which may not be payable from the resources of the corresponding Common Fund as provided for in this Agreement.

(e)
All costs and expenses resulting from the substitution or reacquisition of Loans by the Trustor, including those incurred by the Trustee for the subscription of any documents necessary to this end, shall be covered by the Trustor.

THIRTY-SEVENTH. Indemnity.

(a)
The Trustor hereby takes it upon itself to defend and hold the Trustee harmless and to defend and hold the Trustee’s delegate representatives, officials, counselors, directors and employees (collectively, the "Indemnified Parties"), from any damages that may result from the Trustor’s non-compliance with its obligations deriving from this Agreement, as well as from any damages that may be related with or that may derive from this Agreement (including the Agreement’s execution and ensuring it is maintained in full force and effect) or that may derive from or be related with any transaction deriving from this Contract, as well as any damages that may arise from any suit, procedure, sentence or complaint of any nature which might be presented against any of the Indemnified Parties in connection with this Agreement and with the operation it provides for (collectively, the "Suits"). The Trustor also takes it upon itself to defend and hold the Indemnified Parties harmless from any and all damages that may derive from Suits related to the validity and legality of this Agreement or of any actions carried out by the Trustor in adherence to instructions received from parties authorized to give such instructions as provided for in this Agreement and its Exhibits.

EXHIBIT 10.44 (continued)

(b)
The Trustor hereby takes it upon itself to reimburse the Indemnified Parties any expenses of any nature (including legal fees and expenses) they may have incurred, provided such expenses are reasonable and duly documented and also to repair any damages any Indemnified Party may have suffered as a consequence of their participation in any of the operations provided for in this Agreement.

(c)
The Trustor’s obligations provided for in section (a) hereinabove shall not apply in case of any Suits that may result from wrongful intent, bad faith or negligence on the part of the Indemnified Party in question.

THIRTY-EIGHTH. Amendments.

(a)	Any amendments hereto shall be done in writing and would have to either be executed or have a written consent from the parties hereto and from the third parties mentioned in section (c) hereinafter.

(b)
This Agreement may be modified through an agreement between the Trustor and the Trustee without the need for consent from the Common Representative, from the assembly of Security Certificates Holders of any Issue carried out under the Trust or from any other Holder of Subordinate Certificates, provided any such modification has as a goal (i) to eliminate inconsistencies or clarify the terms in this Agreement, (ii) to foresee any situations not foreseen originally in this Agreement and (iii) to grant more rights to the Holders or to the Common Representative. None of the modifications described in sections (i) and (ii) above may have an adverse effect on the Securities Holders (save for the Trustor as Holder of the Subordinate Certificates) and the Trustee may act based upon a legal opinion issued by an external law practice chosen by the Trustee and hired by the Trustor that states such a modification does not have an adverse effect on the rights of the Holders.

(c)
Save for those cases foreseen in section (b) above, any other modification to this Agreement will require consent from the Common Representative of each Issue. Said consent may be registered in the modifying agreement or on a separate instrument. Additionally, for those cases in which, as per applicable law, approval of an assembly of Security Certificate Holders is required, the Common Representative shall be responsible for obtaining such consent.

(d)	The Trust Contribution Agreements may deviate from the forms attached hereto for such documents only if the Technical Committee approves.

(e)	Modification of or exemption from the terms and conditions of the Issue Documents corresponding to any Operation shall be made as provided for in such Issue Documents.

(f)	Any modification to this Agreement shall be notified by the Administrator in writing to the Rating Agencies.

THIRTY-NINTH. Notices.

Any notices or any other communications regarding this Agreement shall have to be in writing and may be delivered personally, via facsimile or through specialized prepaid courier service, to the addresses at the addresses designated hereinafter or to any other addresses which any of the parties hereto may notify its counterparts 10 (ten) days in advance, as provided for in this Clause. As long as no address change has been received by any of the parties as provided for above, any notifications delivered to the addresses designated in this Contract shall be considered valid.

Notifications and/or communications regarding this Agreement that are made personally or through specialized courier service shall be deemed valid when delivered by the party carrying out the notification or communication in question or when received via facsimile, provided the delivering party shall maintain a delivery receipt or confirmation.

EXHIBIT 10.44 (continued)

THE TRUSTEE

Paseo de las Palmas No. 405, Piso 14
Col. Lomas de Chapultepec
C.P. 11000, Mexico, D.F.
Tel: 5540-9522
Fax: 5283-1620
To the attention of: Hector Loyo Urreta

THE TRUSTOR

Ejercito Nacional No. 904, Piso 11
Col. Palmas Polanco
C.P. 11510, Mexico, D.F.
Tel: 5262-6660
Fax: 5140-7730 (buzon 6660 y 6678)
To the attention of: Direccion General

THE RATING AGENCIES

Standard & Poor’s, S.A. de C.V.

Prolongacion Paseo de la Reforma 1015, Torre A, Piso 15
Col. Santa Fe
C.P. 01376, Mexico, D.F.
Tel: 5081-4400
Fax: 5081-4401
To the attention of: Victor Herrera/Guillermo Valle

Fitch Mexico, S.A. de C.V.
Boulevard Manuel Avila Camacho N° 88, 1er. Piso,
Col. Lomas de Chapultepec
C.P. 11000 Mexico, D.F.
Tel: (81) 8335-7179
Fax: (81) 8378-4406
To the attention of: Aurelio Cavazos Cardenas

Moody’s Investors Service, Inc. (Moody’s de Mexico, S.A. de C.V.)
99 Church Street,
New York, New York 10007
United States of America
Tel: (212) 553-4309
Fax: (212) 553-4392
e-mails: Brigitte.Posch@moodys.com/Tony.Kim@moodys.com
To the attention of: Latin America Monitoring

The parties to this Agreement, aware of the risks inherent in the delivery of notifications or communications via facsimile (such as errors, insecurity and lack of confidentiality), as well as of the possibility that fraudulent activities may derive from the use thereof, have hereby agreed that, aside from personal delivery or delivery through a specialized courier service, any notification or communication required or allowed to be delivered in the terms of this Agreement may be so delivered via facsimile. In consideration of which, the parties hereto hereby authorize the Trustee to proceed in accordance with any notifications or communications it may receive via facsimile and hereby free it from any liabilities that may derive from such delivery.

EXHIBIT 10.44 (continued)

The Trustee will not be obliged to verify the authenticity of any such notifications or communications, nor to establish the identity of the sender or confirming party and it is hereby understood that the Trustee will only be obliged to verify that the party signing any such notification or communication is a person authorized thereto by the Trustor or the Common Representative. For this purposes, the parties shall designate parties authorized for signing notifications and communicating them to the Trustee. Said authorization shall e made using the notification forms the Trustee will deliver at the time this Agreement is executed.

The above notwithstanding, the Trustee shall have full discretionary, provided there is reasonable motive or suspicion, to require confirmation of any transmissions received as per the terms of this Clause, understanding that the Trustee must request such confirmation as soon as possible, so as not to negatively affect the rights of the parties hereto. Said confirmation may be requested via telephone or through any other means the Trustee may deem appropriate.

If any notification or communication delivered as per the terms of this Agreement were not signed by an authorized party or if the confirmation alluded to in the above paragraph cannot be obtained, the Trustee may abstain from acting upon such notification or communication, provided it complies with its obligations deriving from applicable law.

FORTIETH. Duration, Irrevocability and Termination.

(a)
Duration of this Trust will be indefinite, without exceeding the maximum legal limit. The Trust shall be in force and effect from the moment of its execution and will be terminated when any of the situations described in section (c) hereinafter may occur.

(b)	This Trust and the asset contribution by the Trustor to the Trust are irrevocable and the Trustor hereby expressly waives any right it might have to revoke this Trust or any such contributions.

(c)
This Trust will be extinguished through any of the causes provided for in article 392 of the LGTOC (Securities and Credit Operations General Law), save for what is provided for in fraction VI of said article.

FORTY-FIRST. Loan Repurchase and Reversion.

(a)
Any Securitization Operation carried out under this Trust shall provide for the right of the Trustor, through previous notification to the Trustee and the corresponding Common Representative, to reacquire the ownership of the Loans that constitute the Loan Package, as the case may be, through advanced retirement with proceeds from the payment made by the Trustor for such reacquisition of the corresponding Securities.

(b)
Without affecting the fact that the specific features of each Securitization Operation will be determined in the corresponding documents, in connection with all Securitization Operations made under this Trust, when full payment of the corresponding Securities is made, ownership of the Loans corresponding to each Securitization Operation will automatically revert to the Trustor and any amounts maintained in the corresponding Operating Accounts and in the Collection Accounts deriving from the collection of the corresponding Loans (as notified by the Administrator to the Trustee) shall be returned to the Trustor.

FORTY-SECOND. Assignment.

This Trust is binding to the parties hereto and their corresponding assignees and successors, it being understood that the Trustor may not assign its rights nor delegate its obligations under this Agreement without previous written consent from the Trustee and the Common Representative for every Issue.

EXHIBIT 10.44 (continued)

FORTY-THIRD. Dismissal and Resignation of the Trustee.

(a)
Subjected to sections (c) and (d) hereinafter, the Trustee may resign its position as trustee of this Trust through written notification delivered to the Trustor and the Common Representative of every Issue given at least 90 (ninety) Working Days in advance, but only in the cases provided for in article 391 of the LGTOC. Subject to section (c) hereinafter, the Trustee may be removed from its position through written instrument delivered at least 15 (fifteen) Working Days in advance by the Common Representative of every Issue

(b)
If the Trustee were to leave its position as trustee of this Agreement due to advanced termination of its obligations as per section (a) above, the Trustee shall prepare statements and balances in connection with the Trust’s Assets (including those reports described in the Thirtieth Clause hereof) for the purpose of delivering them on the effective date of such resignation or substitution. The Common Representative of each Issue and the Trustor shall have 15 (fifteen) calendar days to examine such reports, statements and all other relevant documents and to make observations or request explanations relating thereto and the Trustee shall heed such observations or requirements and, as the case may be, formulate new reports, statements or other documents. Once the fifteen-day period is elapsed and if no observations have been made, such documents will be deemed approved.

(c)
The Common Representatives of the Security Certificates of all Securitization Operations shall convene to appoint the substitute Trustee; provided that the Trustor shall have to give its written consent to such appointment within 15 (fifteen) calendar days after the date on which the Trustor may have received notification of such an appointment by said Common Representatives, consent which cannot be withheld unreasonably and which will be deemed granted if the Trustor does not object such appointment within the period mentioned hereinabove.

(d)
The Trustee shall continue to perform its obligations as trustee in the terms provide for by this Agreement until a substitute trustee has been appointed, has accepted its appointment and has taken office and the Trustee shall continue in its position in case no substitute is found.

(e)	Any substitute trustee shall have the same rights and obligations of the Trustee as per the terms of this Agreement and will be considered to be the "Trustee" for all purposes provided for herein.

(f)
The Trustee shall be bound to carry out any action and execute any document as may be reasonably required by the Common Representatives, the Trustor or the substitute trustee which were necessary or convenient with a view to carrying out the substitution provided for in this Clause.

FORTY-FORTH. Fiscal Responsibility.

(a)
Taxes, rights or contributions generated in connection with each Issue carried out under this Agreement or related to such Issue will be covered with resources from the Issue Maintenance Expense Account or, were the resources in such an account to be insufficient, with resources from the Trustor.

(b)
Any tax, right or contribution, be it present or future, that may be payable or which may be deemed payable regarding the execution, delivery, compliance with and cancellation of this Trust and of the other documents to be delivered as provided for herein, save for what is provided for in section (a) above, shall be paid by the Trustor.

(c)	All other fiscal obligations deriving from this Agreement will be the sole responsibility of the party deemed responsible therefore as per applicable law.

(d)
The Trustor hereby binds itself to defend and hold the Trustee harmless from any fiscal responsibility or liability ("Fiscal Liability") brought against it in connection herewith. In consideration of the above, the Trustor hereby binds itself to reimburse the Trustee any expenses it may incur as a result of any

EXHIBIT 10.44 (continued)

Fiscal Liability (including reasonable legal fees and expenses), provided these are reasonable and properly documented and also to repair any damages the Trustee might suffer as a consequence of its participation in any of the operations herein provided for, unless such damages were the result of wrongful intent, bad faith or negligence on the part of the Trustee.

(e)
The Trustor hereby binds itself to defend and hold the Trustee harmless from any responsibilities and damages related to the payment of taxes (including fees and expenses of fiscal and legal advisors) deriving from the execution of or compliance with this Agreement, unless such damages are a consequence of wrongful intent, bad faith or negligence on the part of the Trustee.

FORTY-FIFTH. Nature of the Trust.

The parties hereto express their will that this Trust may not be a guarantee trust and is therefore exempt from the provisions of articles 395 to 407 of the LGTOC.

FORTY-SIXTH. Clause Titles.

The titles appearing before each Clause of this instrument are there only for the sake of the parties’ convenience and shall not affect the construance hereof.

FORTY-SEVENTH. Applicable Law; Jurisdiction.

This Agreement, each Securitization Operation and all related documents to be executed as provided for in this Agreement or in any such Securitization Operation shall be construed according to the applicable laws of the Mexican United States.
Regarding the construance and compliance with the terms of this Trust and of any instruments to be delivered under it, the parties hereto expressly and irrevocably submit themselves to the jurisdiction of the competent courts of Mexico City, Federal District and hereby expressly and irrevocably waive any other jurisdiction they may be entitled to by reason of their present or future addresses or by virtue of any other reasons.

NOW, THEREFORE, the parties hereto execute this Trust Agreement through their duly authorized representatives on November 30th, 2004.

THE TRUSTEE

BANCO J.P. MORGAN, S.A., INSTITUCION DE BANCA MULTIPLE,
J.P. MORGAN GRUPO FINANCIERO, DIVISION FIDUCIARIA

/s/ Hector Loyo Urreta
By: Hector Loyo Urreta
Capacity: Fiduciary Delegate

THE TRUSTOR

SERVICIOS FINANCIEROS NAVISTAR, S.A. DE C.V., SOCIEDAD FINANCIERA DE OBJETO LIMITADO

/s/ Janet Lynn Filipiak
By: Janet Lynn Filipiak
Capacity: Legal Representative

/s/ Jose Alfredo Chacon Perez
By: Jose Alfredo Chacon Perez
Capacity: Legal Representative

EXHIBIT 10.44 (continued)
ANNEXES

Trustor’s incorporation certificate and current charter	Exhibit "A"

Certificate issued by the Ministry of Finance allowing the incorporation and operation of the Trustor as a limited object financial society	Exhibit "B"

Trust Contribution Agreement Form	Exhibit "C"

Management Agreement Form	Exhibit "D"

Features Letter Form	Exhibit "E"

Powers of the Trustor’s representative	Exhibit "F"

Trustee’s incorporation certificate and current charter	Exhibit "G"

Certificate issued by Banco de Mexico - Letter 2019	Exhibit "H"

Powers of the Trustee’s representative	Exhibit "I"

List of Authorized Institutions	Exhibit "J"

Loan Certification	Exhibit "K"

Description of Fees for each Issue	Exhibit "L"